SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Greenfield Online, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 18, 2005
Dear Stockholders:
      You are cordially invited to attend Greenfield Online’s annual meeting on Tuesday, May 10, 2005. The meeting will begin promptly at 9:00 a.m. local time at the Hyatt Regency Greenwich, 1800 E. Putnam Ave., Old Greenwich, CT 06870. The meeting will commence with a discussion and voting on matters set forth in the accompanying notice of annual meeting of stockholders and proxy statement followed by presentations and a report on our 2004 performance.
      YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend, it is important that your shares be represented. Please sign, date and mail the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order to ensure that your vote is counted. If you attend the meeting you will, of course, have the right to vote your shares in person.
      Please review the enclosed proxy materials carefully and send in your vote today. We look forward to seeing you in May at the Hyatt Regency Greenwich.
Very truly yours,

Peter Sobiloff	Dean A. Wiltse
Chairman of the Board	President and Chief
Executive Officer

GREENFIELD ONLINE, INC.
21 River Road
Wilton, CT 06897

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, May 10, 2005

To the Stockholders:
      The annual meeting of Stockholders of Greenfield Online, Inc., a Delaware corporation (the “Company”), will be held at the Hyatt Regency Greenwich, 1800 E. Putnam Ave., Old Greenwich, CT 06870 on Tuesday, May 10, 2005 at 9:00 a.m. local time for the following purposes:

•	to elect two Class I directors;

•	to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2005;

•	to amend the Company’s 2004 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 2,500,000 shares; and

•	to transact such other business as may properly come before the meeting.
      Only stockholders of record at the close of business on April 8, 2005 will be entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

Jonathan A. Flatow
Secretary
Wilton, Connecticut
April 18, 2005
YOUR VOTE IS IMPORTANT
      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE ANNUAL MEETING.

GREENFIELD ONLINE, INC.
21 River Road
Wilton, CT 06897

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 10, 2005

       The board of directors of Greenfield Online, Inc., a Delaware corporation (the “Company” or “Greenfield Online”), is soliciting your proxy to vote your shares at the 2005 Annual Meeting of Stockholders of the Company (the “annual meeting”) to be held at 9:00 a.m. local time on Tuesday, May 10, 2005, at the Hyatt Regency Greenwich, 1800 E. Putnam Ave., Old Greenwich, CT 06870, and at any adjournment or postponement thereof. This proxy statement contains the required information under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares. This proxy statement and the enclosed proxy card were first mailed to stockholders on or about April 18, 2005.
      Revocation of Proxies. If you execute a proxy, you will retain the right to revoke it at any time before it is voted. You may revoke or change your proxy before it is voted by:

(i) sending a written revocation to the Corporate Secretary of the Company at the Company’s principal executive offices at 21 River Road, Wilton, CT 06897;

(ii) submitting a proxy with a later date;

(iii) delivering a written request in person to return the executed proxy; or

(iv) attending and voting at the annual meeting (although attendance at the meeting alone will not revoke your proxy).
      Your right to revoke your proxy is not limited by or subject to compliance with a specified formal procedure, but you should give written notice to the Secretary of the Company at or before the annual meeting so that the number of shares represented by proxy can be recomputed.
      Voting of Proxies. If you properly execute and return the enclosed proxy card, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. We urge you to specify your choices by marking the appropriate box on the enclosed proxy card; if you sign and return the proxy card without indicating your instructions, your shares will be voted “FOR” PROPOSAL 1 (THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS), “FOR” PROPOSAL 2 (RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM) AND “FOR” PROPOSAL 3 (THE INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE 2004 EQUITY INCENTIVE PLAN), and with respect to any other business that may come before the meeting, as recommended by the board of directors. In the vote on the election of the director nominees (Proposal 1), you may vote “For” all or some of the nominees or your vote may be “Withheld” with respect to one or more of the nominees. For the proposals to ratify the selection of the Company’s independent registered accounting firm (Proposal 2), and to increase the number of shares reserved for issuance under the 2004 Equity Incentive Plan (the “2004 Equity Plan”) (Proposal 3), you may vote “For,” “Against” or “Abstain.”
      Quorum. A quorum is necessary to hold a valid meeting. If stockholders entitled to cast at least a majority of all the votes entitled to be cast at the annual meeting are present in person or by proxy, a quorum will exist. Shares represented by proxies containing an abstention as to any matter will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Similarly, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given for that matter and for which the broker does not have discretionary voting authority for that matter (“Broker Non-Votes”) will be treated as shares that are present and entitled to vote for purposes of determining a quorum.

      Voting Requirements to Approve Each Proposal. If a quorum is present, the two nominees for Class I director receiving the highest number of votes will be elected as Class I directors. There is no cumulative voting for the Company’s directors. The proposals to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm and to increase the number of shares reserved for issuance under the 2004 Equity Plan will be approved under Delaware law if the number of votes cast “For” such proposals constitutes a majority of those shares present in person or represented by proxy and entitled to vote on thereon at the annual meeting. With respect to shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, brokers may exercise discretion to vote such shares on the proposals regarding the election of directors and the ratification of the selection of the independent registered accounting firm. However, brokers are prohibited from exercising discretionary voting of such shares on the proposed amendment to the 2004 Equity Plan.
      Effect of Abstentions, Withheld Votes and Broker Non-Votes. For the election of directors, abstentions, withheld votes and Broker Non-Votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the vote. Broker Non-Votes are not considered entitled to vote on the proposal for which the broker does not have discretionary voting authority. Thus, although Broker Non-Votes are counted for purposes of determining a quorum, Broker Non-Votes will not otherwise affect the outcome of any matter being voted on at the meeting. Except with respect to the election of directors, which requires a plurality vote, abstentions have the same effect as votes “Against” a proposal.
      Record Date. Stockholders of record at the close of business on April 8, 2005 are entitled to vote at the annual meeting. On April 8, 2005, the Company had 25,238,021 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.
      Discretionary Authority. If any nominee for director is unable to serve or for good cause will not serve, or if any matters not specified in this proxy statement come before the meeting, eligible shares will be voted as specified by the named proxies pursuant to discretionary authority granted in the proxy. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.
      Solicitation of Proxies. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.
      Mailing and Forwarding of Proxy Materials. On or about April 18, 2005, we mailed this proxy statement and the enclosed proxy card to stockholders. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of the common stock and will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.
      Executive Offices. The principal executive office of the Company is located at 21 River Road, Wilton, CT 06897. The mailing address of the principal executive office is 21 River Road, Wilton, CT 06897. The telephone number for the Company is (203) 834-8585.

PROPOSAL 1.	ELECTION OF CLASS I DIRECTORS
      The Company’s Amended and Restated Certificate of Incorporation and Bylaws provide that the board of directors shall be divided into three classes, with each class having a three-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the board of directors, each class consisting, as nearly as possible, of one-third the total number of directors. Directors may only be removed for cause by the affirmative vote of the holders of at least a majority of the then outstanding shares of our capital stock entitled to vote at an election of directors. Any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may only be filled by vote of a majority of our directors then in office. A director elected by the board of directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

      The Company’s Amended and Restated Certificate of Incorporation and Bylaws provide that the number of directors which shall constitute the whole board of directors shall be fixed by one or more resolutions adopted from time to time by the board of directors. The authorized number of directors is currently set at seven. Two seats on the board of directors, currently held by Lise J. Buyer and Vikas Kapoor, have been designated as Class I Board seats, with the term of the directors occupying such seats expiring as of the annual meeting. Mr. Kapoor will step down from our board of directors after his board term expires. Ms. Buyer will stand for re-election at this annual meeting, and our board of directors has nominated Dr. Charles W. Stryker to fill the Class I Board seat being vacated by Mr. Kapoor.
      The following table sets forth, for the Company’s current directors, including the Class I nominees to be elected at this meeting, information with respect to their ages and background.

Name	Age	Position

Class I Directors
Lise J. Buyer	45	Director (1)(2)
Charles W. Stryker	57	Director(2)
Vikas Kapoor	42	Director (1)(3)
Class II Directors
Burton J. Manning	73	Director(1)
Lawrence R. Handen	38	Director(1)
Class III Directors
Peter Sobiloff	48	Chairman of the Board of Directors(1)
Joel R. Mesznik	59	Director(1)
Dean A. Wiltse	52	President, Chief Executive Officer and Director(1)

(1)	Current member of our board of directors.

(2)	Nominated for election as Class I director at 2005 annual meeting.

(3)	Not standing for reelection.
      Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the annual meeting.
The following two individuals are nominated for election as Class I Directors at this annual meeting:
LISE J. BUYER
      Lise J. Buyer has served as a member of our board of directors since April 2004. Since April 2003, Ms. Buyer has served as the Director of Business Optimization at Google Inc., a publicly traded technology company focused on search services. From September 2002 to March 2003, she served as a consultant and the Director of Research for Vista Research LLC, an independent equity research firm in New York, New York. From May 2000 to July 2002 she was a General Partner at Technology Partners, a Palo Alto, California venture capital firm. Ms. Buyer was the Director of Internet/ New Media Research at Credit Suisse First Boston from July 1998 to May 2000. Prior to that she spent 15 years as an institutional equity investor and analyst of both the technology and media industries. Ms. Buyer holds a B.A. from Wellesley College and an M.B.A. from the Owen Graduate School of Management at Vanderbilt University.
CHARLES W. STRYKER
      Dr. Charles W. Stryker is President of Venture Development Center, Inc. a consulting company specializing in the development of new products for information services companies which he founded in 1992. From January 1998 to September 1999 Dr. Stryker served as president of IQ2.net, a division of Intelliquest, Inc. Dr. Stryker served as chairman and chief executive officer of Naviant, Inc. from September 1999 to July

2001, and chairman of Naviant, Inc. from July 2001 to August 2002. Dr. Stryker currently holds director positions for a number of non-publicly traded companies. Dr. Stryker holds a B.S. and M.S. in Electrical Engineering, and a Ph.D. specializing in Computer Sciences from New York University.
The following two individuals have been elected as Class II Directors and will continue in office until the 2006 annual meeting:
BURTON J. MANNING
      Burton J. Manning has served as a member of our board of directors since May 1999. From 1987 to March 1997, Mr. Manning was Chairman and Chief Executive Officer of J. Walter Thompson Co. From March 1997 to January 1998, Mr. Manning was chairman of J. Walter Thompson Co. From January 1998 to present, he has served as president of Brookbound, Inc. In addition to his service on our board of directors, he serves on the board of directors of Friendly Ice Cream Corp. and a number of non-publicly traded companies.
LAWRENCE R. HANDEN
      Lawrence R. Handen has served as a member of our board of directors since May 2001. Since November 2000, Mr. Handen has been a Partner of UBS Capital Americas LLC. From 1997 to November 2000 he was a partner with PricewaterhouseCoopers. Mr. Handen currently serves as a director of several non-publicly traded companies. Mr. Handen holds a B.A. from Bucknell University and an M.B.A. from New York University.
The following three individuals have been elected as Class III Directors and will continue in office until the 2007 annual meeting:
PETER SOBILOFF
      Peter Sobiloff has served as a member of our board of directors since May 1999 and as our chairman since May 2001. Mr. Sobiloff has been a General Partner of Insight Venture Partners, a venture capital firm, since 1998. Mr. Sobiloff served as Senior Executive at i2 Technologies, a software company, from 1997 to 1998. Mr. Sobiloff is a director of several non-publicly traded companies. He holds a B.A. from Baruch College.
JOEL R. MESZNIK
      Joel R. Mesznik has served as a member of our board of directors since May 1999. He has been President of Mesco Ltd., a consulting company, since 1990. He is also a director of RAIT Investment Trust (listed on the New York Stock Exchange), Pharma/wHealth Management Company (listed on the Luxembourg Stock Exchange) and a number of non-publicly traded companies. Mr. Mesznik holds a B.S. from City University of New York and an M.B.A. from Columbia University, Graduate School of Business.
DEAN A. WILTSE
      Dean A. Wiltse has served as our President and Chief Executive Officer and a member of our board of directors since April 2001. From February 1999 until April 2001, Mr. Wiltse was employed by Engage, Inc., where he served as General Manager of the Software Division from February 1999 to June of 2000, as Executive Vice President from June 2000 to September 2000, and as President of the Software Division, Engage Software, Inc., from September 2000 to April 2001. Mr. Wiltse has also held senior management positions with Avid Technology, Inc., Vivo Software Inc. (acquired by RealNetworks, Inc.), Vst Technology, Inc. and Radius Inc. Mr. Wiltse holds a B.A. from American University, Kogod School of Business.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE FOR CLASS I DIRECTOR.

Board Committees and Meetings
      The board of directors and its committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time as appropriate. Independent members of the board of directors, as defined in the rules for companies traded on the Nasdaq National Market, hold separate meetings at least two times a year. Additionally, at each regularly scheduled meeting of the board of directors, the non-management directors meet in executive session without management present. The non-management members of the board of directors annually elect a presiding director from among independent directors to chair the meetings of the independent directors and the executive sessions of the board of directors. Lise J. Buyer has been elected as the presiding director for fiscal year 2005.
      During fiscal year 2004, our board of directors held seven meetings, and each of our directors, except Mr. Kapoor, attended at least 75% of the aggregate number of meetings of the board of directors and committees on which such director served during fiscal year 2004.
      Our board of directors has established an audit committee, a governance and nominating committee, a compensation committee and a mergers and acquisitions committee. From our initial public offering in July 2004 through the remainder of fiscal year 2004, the audit committee held four meetings, the governance and nominating committee held one meeting and the compensation committee held two meetings.
      Audit Committee. Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee evaluates the independent auditors’ qualifications, independence and performance; determines the engagement of the independent auditors; pre-approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors as required by law; reviews our consolidated financial statements; reviews our critical accounting policies and estimates; oversees our internal audit function; annually reviews the audit committee charter and the committee’s performance; reviews and approves the scope of the annual audit and the audit fee; and discusses with management and the independent auditors the results of the annual audit and the review of our quarterly consolidated financial statements. The current members of our audit committee are Messrs. Mesznik (its committee chair) and Kapoor and Ms. Buyer. However, Mr. Kapoor will be stepping down from our board of directors after his current board term expires and will thus no longer serve on our audit committee. Our board has made a determination that all members of our audit committee meet the applicable tests for independence and the requirements for financial literacy under applicable rules and regulations of the SEC and the Nasdaq National Market. Our board has also determined that Mr. Mesznik is an audit committee financial expert, as defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and has the requisite “accounting or related financial expertise,” as defined by applicable rules and regulations of the Nasdaq National Market. Our board of directors has adopted a charter governing the duties and responsibilities of the audit committee. A copy of the audit committee charter is attached to this proxy statement as Appendix A. The report of the audit committee is included in this proxy statement on page 27.
      Governance and Nominating Committee. Our governance and nominating committee establishes and oversees the process for identifying and evaluating nominees for directorships, including identification, interviewing and recruiting of board candidates. Our governance and nominating committee also reviews and makes recommendations regarding our corporate governance guidelines. Our governance and nominating committee currently consists of Ms. Buyer and Messrs. Mesznik (its committee chair), Manning and Kapoor. However, Mr. Kapoor will be stepping down from our board of directors after his current board term expires and will thus no longer serve on our governance and nominating committee. Our board has made a determination that all members of our governance and nominating committee meet the applicable tests for independence under the applicable rules and regulations of the SEC and the Nasdaq National Market. Our board of directors has adopted a charter governing the duties and responsibilities of our governance and nominating committee. A copy of our governance and nominating committee charter can be found on our website at www.greenfield.com and is attached to this proxy statement as Appendix B.
      Compensation Committee. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees, including: reviewing and approving corporate goals and objectives relevant to compensation of the chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations. Our compensation committee also will administer the issuance of stock options and other awards under our stock and benefit plans. Our compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. Our compensation committee currently consists of Ms. Buyer and Messrs. Mesznik (its committee chair), Manning and Kapoor. However, Mr. Kapoor will be stepping down from our board of directors after his current board term expires and will thus no longer serve on our compensation committee. Our board has made a determination that all members of our compensation committee meet the applicable tests for independence under the applicable rules and regulations of the SEC, the Nasdaq National Market and the Internal Revenue Service. Our board of directors has adopted a charter governing the duties and responsibilities of our compensation committee. A copy of our compensation committee charter is attached to this proxy statement as Appendix C. The report of our compensation committee is included in this proxy statement on page 21.
      Mergers and Acquisitions Committee. In August 2004, we established the mergers and acquisitions committee, which oversees our evaluation of potential merger or acquisition candidates. The mergers and acquisitions committee assists management in evaluating the suitability of those candidates and preparing offers to acquire or merge with those candidates. The mergers and acquisitions committee currently consists of Ms. Buyer and Messrs. Handen (its committee chair), Sobiloff and Wiltse.
Process for Identifying and Evaluating Nominees
      Our governance and nominating committee may employ a variety of methods for identifying and evaluating nominees for Greenfield Online’s board of directors. Our governance and nominating committee regularly assesses the size of the board, the need for particular expertise on the board, the upcoming election cycle of the board and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated or arise, our governance and nominating committee considers various potential candidates for director which may come to our governance and nominating committee’s attention through current board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of our governance and nominating committee, and may be considered at any time during the year.
      Our governance and nominating committee considers candidates recommended by stockholders when the nominations are properly submitted as described in “Consideration of Stockholder Nominees” below. Following verification of the stockholder status of persons proposing candidates, our governance and nominating committee will make an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized herein to determine whether the candidate is qualified for service on the board, before deciding to undertake a complete evaluation of the candidate. If a stockholder or professional search firm provides any materials in connection with the nomination of a director candidate, such materials will be forwarded to our governance and nominating committee as part of its review. If our governance and nominating committee determines that additional consideration is warranted, it may utilize a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to our governance and nominating committee. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by our governance and nominating committee, our governance and nominating committee will treat a potential candidate nominated by a stockholder like any other potential candidate during the evaluation process.
      In evaluating a director candidate, our governance and nominating committee will review his or her qualifications, including capability, availability to serve, conflicts of interest, the candidate’s “independence” as defined by applicable law and regulation, and other relevant factors. In connection with the evaluation of a director candidate, our governance and nominating committee will determine whether to interview the prospective nominee, and if warranted, one or more members of our governance and nominating committee, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and interview, our governance and nominating committee will make a recommendation to the full board as to the persons who should be nominated by the board, and the board will determine the nominees after considering the recommendation of our governance and nominating committee.
      Consideration of Stockholder Nominees. Our governance and nominating committee considers director candidates recommended by stockholders. Candidates recommended by stockholders are evaluated on the same basis as are candidates recommended by our governance and nominating committee. Any stockholder wishing to nominate a candidate should provide the following information in a letter addressed to the Chairman of our governance and nominating committee in care of Greenfield Online’s General Counsel in accordance with the time deadlines set forth in our bylaws and applicable law (as more fully described in “Proposals of Stockholders” below): (i) the name and address of the stockholder recommending the person to be nominated; (ii) a representation that the stockholder is a holder of record of stock of Greenfield Online, including the number of shares held and the period of holding; (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee; (iv) information as to any plans or proposals of the type required to be disclosed in Schedule 13D (e.g., plans involving acquisitions of Greenfield Online securities and/or plans involving a potential merger or change of control transaction) and any proposals that the nominee proposes to bring to the board of directors if so elected; (v) any other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934 and (vi) the consent of the recommended nominee to serve as a director of Greenfield Online if so elected. Additional information may be requested to assist our governance and nominating committee in determining the eligibility of a proposed candidate to serve as a director. This may include requiring that a prospective nominee complete a director and officer questionnaire and provide any follow-up information requested. In addition, the notice must meet all other requirements contained our bylaws, if any.
      Board Membership Criteria. While there shall be no minimum qualifications for nominees to the board of directors, our governance and nominating committee considers the following factors in evaluating a director candidate:

•	the requisite characteristics (including independence, diversity, experience in industry, finance, administration and operations) of each candidate; and

•	the skills and expertise of the board’s current members taking into account the overall operating efficiency of the board and its committees.
      Committee Membership. In its evaluations on potential board nominees, our governance and nominating committee takes into account that (i) each member of the audit committee must be financially literate, as such qualification is interpreted by the board in its business judgment, (ii) each member of our governance and nominating committee, the audit committee and the compensation committee must be independent within the meaning of rules for companies traded on the Nasdaq National Market, (iii) each member of the audit committee must meet the independence standards set forth in Rule 10A-3 of the Securities and Exchange Act of 1934, as amended, and (iv) at least one member of the audit committee must be a person who satisfies the definition of an “audit committee financial expert” as set out in Item 401 of Regulation S-K.
Stockholder Communications
      Any stockholder or interested party who wishes to communicate with our board of directors or any specific directors, including non-management directors, may write to:
Greenfield Online, Inc.
Board of Directors
c/o General Counsel
21 River Road
Wilton, CT 06897
      The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or just certain specified individual directors. Our General Counsel shall make copies of all such letters and circulate them to the appropriate director or directors.
Code of Business Conduct and Ethics
      Our board of directors has adopted a code of business conduct and ethics applicable to our directors, executive officers, including our chief financial officer and other of our senior financial officers performing similar functions, and employees, in accordance with applicable rules and regulations of the SEC and the Nasdaq National Market. Our code of business conduct and ethics is provided on our website at www.greenfield.com. Stockholders may also require a free printed copy of our code of business conduct and ethics from:
Greenfield Online, Inc.
c/o Investor Relations
21 River Road
Wilton, CT 06897
      The Company intends to disclose any amendments to the code of business conduct and ethics (other than technical, administrative or non-substantive amendments), and any waivers of a provision of the code of business conduct and ethics for directors or executive officers, on our corporate website at www.greenfield.com. Information on the Company’s website, however, does not form a part of this proxy statement.

PROPOSAL 2.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Our audit committee of the board of directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2005. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers in fiscal years 2004 and 2003 are described under “Fees Paid to Independent Registered Public Accounting Firm for Fiscal Years 2004 and 2003” below. Representatives of PricewaterhouseCoopers will be present at the annual meeting to make a statement if they desire to do so and respond to appropriate questions by stockholders. The ratification of the Board’s selection of PricewaterhouseCoopers as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2005 will be approved if the number of votes cast in favor of the ratification exceeds the numbers of votes cast against ratification.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2005.
      Our audit committee reserves the right to retain or change its independent registered public accounting firm without seeking stockholder approval if it determines that such retention or change is in the best interests of the Company.
Fees Paid to Independent Registered Public Accounting Firm for Fiscal Years 2004 and 2003
      The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2004 and December 31, 2003.

	Fiscal Year 2004	Fiscal Year 2003

Audit Fees(1)	$1,308,000	$122,000
Audit Related Fees(2)	81,000	—
Tax Fees(3)	168,000	19,000
All Other Fees(4)	2,000	—

(1)	Audit Fees for fiscal year 2004 totaled approximately $1,308,000 and include (a) fees for the audit of our annual financial statements for 2004 and the review of our interim period financial statements for 2004 included in our quarterly reports on Form 10-Q of approximately $325,000 and (b) fees for review of our registration statements on Form S-1, preparation of comfort letters associated with our initial public offering and follow-on offering and related services that are normally provided in connection with regulatory filings or engagements, consultation on accounting standards or transactions and statutory audits of approximately $983,000. Audit Fees for fiscal year 2003 totaled approximately $122,000 and include fees for the audit of our annual financial statements for 2003.

(2)	Audit Related Fees for fiscal year 2004 totaled approximately $81,000 and include fees related to acquisitions.

(3)	Tax Advisory Fees for fiscal year 2004 totaled approximately $168,000 and include fees for tax compliance, tax advice, and tax planning. Tax Advisory Fees for fiscal year 2003 totaled approximately $19,000 and include fees for tax compliance.

(4)	All Other Fees for fiscal year 2004 totaled approximately $2,000 and include fees related to license fees for accounting research.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Accounting Firm
      Our audit committee must pre-approve all audit and non-audit services provided by our independent auditors prior to the engagement of the independent auditors with respect to such services. Our independent auditors may be engaged to provide non-audit services only after our audit committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and the auditors’ independence will not be materially impaired as a result of having provided such services. In making this determination, our audit committee considers whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the auditors’ exercise of objective and impartial judgment on all issues encompassed within the auditors’ engagement would be materially impaired. Our audit committee may delegate its approval authority to pre-approve services provided by the independent auditors to (i) one or more of the members of our audit committee or (ii) with respect to certain defined non-audit services within a defined scope and fee range, our chief financial officer, provided that any such approvals are presented to our audit committee at its next scheduled meeting.

PROPOSAL 3.	AMENDMENT OF OUR 2004 EQUITY INCENTIVE PLAN TO INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN
General Information
      The board of directors has approved an amendment to our 2004 Equity Plan to increase the number of shares of common stock available for issuance under the 2004 Equity Plan from 785,714 shares to 3,285,714 shares. However, this amendment to the 2004 Equity Plan will not become effective until it is approved by the Company’s stockholders, which requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company represented and voting on the proposal at this annual meeting. The proposed amendment to the 2004 Equity Plan will enable us to continue to:

•	attract and retain the most talented employees, officers, directors, and consultants available;

•	promote the growth and success of our business by aligning the long-term interests of employees, officers, directors, and consultants with those of our stockholders by providing an opportunity to acquire an interest in our business, and by providing rewards for exceptional performance and long term incentives for future contributions to our success; and

•	provide equity incentives to the employees of the companies we have acquired and may acquire in order to assist in the integration of these companies into our own.

      The 2004 Equity Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock awards, and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants. The following is a summary of the material terms of the 2004 Equity Plan and is qualified in its entirety by reference to the 2004 Equity Plan. A copy of the 2004 Equity Plan is attached to this proxy statement as Appendix D.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR 2004 EQUITY PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.
Summary of the 2004 Equity Incentive Plan
      The 2004 Equity Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock awards, and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants.
      Share Reserve. Prior to the proposed amendment of the 2004 Equity Plan, the aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2004 Equity Plan may not exceed 785,714 plus the number of shares that are subject to awards under our 1999 Stock Option Plan (the “1999 Option Plan”) that are forfeited or expire prior to the termination of the 1999 Option Plan or that become available for re-grant in accordance with the provisions of the 1999 Option Plan (and such shares shall no longer be available for issuance under the 1999 Option Plan); provided, that, the aggregate number of shares issuable under the 2004 Equity Plan may not exceed 1,741,764 shares of our common stock. If the proposed amendment of the 2004 Equity Plan is approved by our stockholders, the aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2004 Equity Plan will be 4,241,764.
      Administration. The board of directors will administer the 2004 Equity Plan and may delegate this authority to administer the plan to a committee. Subject to the terms of the 2004 Equity Plan, the plan administrator (our board of directors or its authorized committee) determines recipients, grant dates, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator will also determine the exercise price of options granted, the purchase price for restricted stock and, if applicable, the strike price for stock appreciation rights.
      Stock Options. Nonstatutory stock options, or nonstatutory options, and incentive stock options, or incentive options, are granted pursuant to nonstatutory stock option agreements and incentive stock option agreements, respectively. The plan administrator determines the exercise price for stock options. Subject to the limitations set forth below regarding persons owning more than ten percent of our stock or of any of our affiliates (ten percent stockholders), the exercise price for incentive options will be at least 100% of the fair market value of the shares of common stock underlying the incentive option on the date such incentive option is granted and such incentive options will not be exercisable after the expiration of ten years from the date of grant. For ten percent stockholders, the exercise price for incentive options will be at least 110% of the fair market value of the shares of common stock underlying the incentive option on the date such incentive option is granted and such incentive options will not be exercisable after the expiration of five years from the date of grant. The plan administrator determines the vesting period and term of stock options granted under the 2004 Equity Plan.
      Unless the terms of an optionee’s stock option agreement provide otherwise, if an optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death or the optionee dies within a specified period after termination of service, the optionee, or his or her beneficiary, may exercise any vested options for a period of 12 months in the event of disability or 18 months in the event of death, after the date such service relationship ends or after death, as applicable. If an optionee’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionee may exercise any vested options for a period of three months from cessation of service, unless the terms of the stock option agreement provide for earlier or later termination. In no event, however, may an option be exercised after the expiration of its term, as set forth in the stock option agreement.

      Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will either be cash, common stock owned by the optionee which has been held by the optionee for at least six months, a deferred payment arrangement, a cashless exercise or other legal consideration approved by the plan administrator. The plan administrator may grant stock options with provisions entitling the optionee to a further option in the event the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of our common stock.
      Generally, an optionee may not transfer a nonstatutory option other than by will or the laws of descent and distribution unless the nonstatutory option agreement provides otherwise. Optionees may not transfer incentive options except by will or by the laws of descent and distribution and incentive options are exercisable during the lifetime of the optionee only by the optionee. Optionees may designate a beneficiary who may exercise the option following the optionee’s death.
      Stock Bonus Awards. Stock bonus awards are granted pursuant to stock bonus agreements. The purchase price for stock bonus awards may be payable by the recipient’s performance of services for us. Stock bonus awards may be subject to a repurchase right in accordance with a vesting schedule determined by the board of directors. Upon termination of a recipient’s service with us, stock bonus awards which are unvested as of the date of such termination may be reacquired by us after such time as it would not result in negative accounting consequences. Stock bonus awards may be transferable only to the extent provided in a stock bonus agreement.
      Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements. The plan administrator determines the purchase price for restricted stock awards. The purchase price for a restricted stock award may be payable in cash, by the recipient’s services performed or to be performed for us, according to a deferred payment arrangement at the discretion of the plan administrator or any other form of legal consideration approved by the plan administrator. Upon termination of a recipient’s service with us, shares of restricted stock that are unvested as of the date of such termination may be reacquired by us subject to the terms of the restricted stock award agreement. Restricted stock awards may be subject to a repurchase right in accordance with a vesting schedule determined by the board of directors. Restricted stock awards may be transferable only to the extent provided in a restricted stock award agreement.
      Stock Appreciation Rights. Stock appreciation rights are granted pursuant to a stock appreciation rights agreements. The plan administrator may grant stock appreciation rights in connection with stock options or in a stand-alone grant. The plan administrator determines the strike price for a stock appreciation right. A stock appreciation right granted under the 2004 Equity Plan vests at the rate specified in the stock appreciation right agreement.
      The plan administrator determines the term of stock appreciation rights granted under the 2004 Equity Plan. With respect to stock appreciation rights that are granted in connection with stock options, such stock appreciation rights shall be exercisable only to the extent that the related stock option is exercisable and such stock appreciation rights shall expire no later than the date on which the related stock options expire. If an awardholder’s relationship with us, or any of our affiliates, ceases for any reason, any unvested stock appreciation rights will be forfeited and any vested stock appreciation rights will be automatically redeemed.
      Changes to Capital Structure. In the event of a dividend or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reorganization, merger, consolidation, exchange of our common stock or our other securities, or other change in our corporate structure, the plan administrator may adjust the number of shares that may be delivered under the incentive plan and the number and price of the shares covered by each outstanding stock award.
      Changes in Control. In the event of a change in control of us, all outstanding options and other awards under the 2004 Equity Plan may be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such awards, the vesting of such awards held by awardholders whose service with us or any of our affiliates has not terminated will be accelerated and such awards will be fully vested and exercisable immediately prior to the consummation of such transaction, and the stock awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.
      The board of directors may amend (subject to stockholder approval as required by applicable law), suspend or terminate the 2004 Equity Plan at any time.
Federal Income Tax Consequences
      The federal income tax consequences of awards under the 2004 Equity Plan to the Company and the Company’s employees, officers, directors, and consultants are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2004 Equity Plan.
      Under new Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), enacted as part of the American Jobs Creation Act of 2004, recipients of certain equity compensation awards (including nonqualified stock options with exercise prices below the fair market value of the underlying stock as of the date of grant, and certain types of stock appreciation rights and stock bonuses) may be subject to a burdensome taxation regime. If Section 409A were to apply to awards under the 2004 Equity Plan, the affected participants may be required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the discussion below and to pay substantial penalties. The 2004 Equity Plan allows for the issuance of certain of these types of awards for purposes of giving the Company maximum flexibility. However, the Company does not intend to issue any awards that would be subject to Section 409A until the new rules have been revised or clarified. Furthermore, the Board and the Committee generally have the authority to amend the 2004 Equity Plan as they deem necessary to comply with applicable laws, including Section 409A. Therefore, the following discussion does not specifically address the potential impact of Section 409A on the various awards.
      Options. Options granted under the 2004 Equity Plan may be either incentive stock options or nonqualified stock options. Incentive stock options are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option which does not satisfy these requirements will be treated as a nonqualified stock option.
      Incentive Stock Options. If an option granted under the 2004 Equity Plan qualifies as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be entitled to a deduction for federal tax purposes at those times. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.
      If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date the option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.
      If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option.
      The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee.

Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.
      In general, the Company will not be entitled to a federal income tax deduction upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or otherwise disposes of the stock received on the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.
      Nonqualified Stock Options. Nonqualified stock options granted under the 2004 Equity Plan do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.
      The optionee’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the time of their disposition.
      In general, the Company will not be entitled to a federal income tax deduction upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.
      New Code Section 409A may impose significant adverse tax consequences to optionees who are granted “in-the-money” stock options, i.e., options with an exercise price that is less than the fair market value of the underlying stock at the time of grant. Although the 2004 Equity Plan allows the Company the flexibility to issue “in-the-money” nonqualified stock options, the Company does not intend to issue any such options until the new rules are revised or clarified. Therefore, the foregoing discussion applies only to nonqualified stock options with exercise prices equal to or in excess of the fair market value of the underlying stock at the time of grant.
      Restricted Stock. Generally, the holder of restricted stock will recognize ordinary compensation income at the time the stock becomes vested. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the holder in exchange for stock. The income recognized upon the vesting of restricted stock generally will be subject to U.S. income tax withholding and employment taxes.
      In the year that the recipient of a stock award recognizes ordinary taxable income in respect of restricted stock, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.
      Stock Bonus. Generally, the recipient of a stock bonus will recognize ordinary compensation income at the time the stock bonus is received. The amount of ordinary compensation income recognized will be equal to the excess, if any, of the fair market value of the stock on the date it is received over any amount paid by the recipient in exchange for the stock. However, if the stock received is subject to future vesting based on the recipient’s performance of services, the tax consequences discussed above with respect to restricted stock will apply to the holder and the Company. The income recognized with respect to a stock bonus generally will be subject to U.S. income tax withholding and employment taxes.

      In the year that the recipient of a stock bonus recognizes ordinary taxable income in respect of the stock, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.
      Stock Appreciation Rights. As discussed above, new Code Section 409A may impose significant adverse tax consequences on the recipients of SARs, other than SARs that may only be settled in stock. Until further guidance is issued, the specific consequences under new Code Section 409A to the holder of a SAR are unclear. Although the 2004 Equity Plan allows the Company the flexibility to issue cash-settled and stock-settled SARs, as well as tandem SARs, the Company does not intend to issue any such SARs until the new rules are revised or clarified.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of March 10, 2005 for (i) each person known to the Company to own beneficially 5% or more of our common stock as of March 10, 2005, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all officers and directors of the Company as a group. Percentage of Outstanding Shares is based upon 21,287,209 shares of our common stock outstanding as of March 10, 2005. The number of shares of common stock outstanding used in calculating the percentage for each person or entity below includes common stock underlying options held by such person or entity that are exercisable within 60 days of March 10, 2005, but excludes common stock underlying options of any other person or entity. Except as otherwise noted, the named beneficial owner has sole voting and investment power. As of March 10, 2005, the Company had no other classes of outstanding equity securities.

		Percentage of
Name	Number of Shares	Outstanding Shares

Dean A. Wiltse(1)	547,333	2.56%
Lise J. Buyer	0	*
Lawrence R. Handen(2)	1,842,288	8.64
Vikas Kapoor	0	*
Burton J. Manning(3)	89,734	*
Joel R. Mesznik(4)	545,531	2.56
Peter Sobiloff(5)	40,406	*
Robert E. Bies(6)	142,084	*
Hugh O. Davis(7)	69,771	*
Jonathan A. Flatow(8)	54,016	*
Keith Price(9)	19,633	*
Matthew D. Dusig	81,521	*
Gregg Lavin	81,521	*
Lance Suder	32,608	*
All Executive Officers and Directors as a Group (14 persons)	3,546,446	16.39
Entities Affiliated with Insight Venture Associates III, L.L.C.(10)	3,894,520	18.30
UBS Capital II LLC(11)	1,842,288	8.64
RS Investment Management Co. LLC(12)	1,106,980	5.20
Arbor Capital Management, LLC(13)	1,404,200	6.60

*	Represents beneficial ownership of less than 1%.

(1)	Includes 70,764 shares issuable upon exercise of outstanding options held by Mr. Wiltse exercisable within 60 days of March 10, 2005.

(2)	Represents (a) 1,802,753 shares held by UBS Capital II LLC, and (b) 40,000 shares issuable upon exercise of outstanding options held by Mr. Handen. UBS Capital II LLC is an indirect wholly-owned subsidiary of UBS AG, which is an affiliate of one or more NASD members, including UBS Securities LLC. Mr. Handen is a partner of UBS Capital Americas LLC, which is an affiliate of UBS AG and an advisor for UBS AG’s private equity investments. Mr. Handen disclaims beneficial ownership of the shares held or controlled by UBS Capital II LLC except to the extent of his pecuniary interest therein.

(3)	Includes 59,266 shares issuable upon exercise of outstanding options held by Mr. Manning exercisable within 60 days of March 10, 2005.

(4)	Includes (a) 40,406 shares issuable upon exercise of outstanding options held by Mr. Mesznik exercisable within 60 days of March 10, 2005, (b) 16,892 shares held by the Joel R. Mesznik 1999 Descendants Trust for the benefit of Mr. Mesznik’s family, and (c) 264,608 shares held by GOL LLC, of which Mr. Mesznik is the managing member. Mr. Mesznik disclaims beneficial ownership of the shares held or controlled by the Joel R. Mesznik 1999 Descendants Trust. Peter L. Bermont is a trustee of the Mesznik trust and is employed by Smith Barney, which is an NASD member and a registered broker-dealer. G. Chris Andersen is a member of GOL LLC and is an owner of Andersen Weinroth Capital Corporation, which is an NASD member. Peter L. Bermont and Richard B. Bermont are both members of GOL and are each employed by Smith Barney, which is an NASD member and a registered broker-dealer.

(5)	Represents 40,406 shares issuable upon exercise of outstanding options held by Mr. Sobiloff exercisable within 60 days of March 10, 2005. Mr. Sobiloff is a member of the Board of Managers of Insight Venture Associates III, L.L.C. Mr. Sobiloff expressly disclaims beneficial ownership of the shares owned by the Insight Funds and the 40,406 shares underlying the options held by Mr. Horing. See footnote 10 below. The address for Mr. Sobiloff is c/o Insight Venture Partners, 680 Fifth Avenue, 8th Floor, New York, NY 10028.

(6)	Includes 31,650 shares issuable upon exercise of outstanding options held by Mr. Bies exercisable within 60 days of March 10, 2005.

(7)	Includes 18,693 shares issuable upon exercise of outstanding options held by Mr. Davis exercisable within 60 days of March 10, 2005.

(8)	Includes 24,693 shares issuable upon exercise of outstanding options held by Mr. Flatow exercisable within 60 days of March 10, 2005.

(9)	Represents 19,633 shares issuable upon exercise of outstanding options held by Mr. Price exercisable within 60 days of March 10, 2005.

(10)	Includes (a) 2,714,570 shares held by Insight Capital Partners III, L.P., (b) 712,360 shares held by Insight Capital Partners (Cayman) III, L.P., and (c) 467,590 shares held by Insight Capital Partners III — Co-Investors, L.P. (together, the “Insight Funds”). Insight Venture Associates III, L.L.C. is a general partner of each of the Insight Funds and may be deemed to beneficially own the shares held by the Insight Funds. Jeffrey Horing, one of our former directors, and Jerry Murdock, as the Designated Managing Member of Insight Venture Associates III, L.L.C., may be deemed to beneficially own the shares held by the Insight Funds because together they have voting and dispositive power over such shares. Mr. Horing also owns options representing 40,406 shares that are exercisable within 60 days of March 10, 2005. Mr. Murdock and Mr. Horing may be deemed to beneficially own the 40,406 shares issuable upon the exercise of the options held by Mr. Sobiloff described in Footnote 5 above because, pursuant to an unwritten understanding among Mr. Horing, Mr. Murdock, Mr. Sobiloff, Insight Venture Associates III, L.L.C. and the Insight Funds (the “Understanding”), Mr. Murdock and Mr. Horing, as the Designated Managing Member of Insight Venture Associates III, L.L.C., share dispositive power over the options, and upon issuance of the shares underlying the options, each of Mr. Murdock and Mr. Horing would share voting and dispositive power over such shares. Mr. Murdock may be deemed to beneficially own the 40,406 shares issuable upon the exercise of the options held by Mr. Horing described above, because, pursuant to the Understanding, Mr. Murdock and Mr. Horing, as the Designated Managing Member of Insight Venture Associates III, L.L.C., share dispositive power over the options, and upon issuance of the shares underlying the options, Mr. Murdock would share voting and dispositive power over such shares with Mr. Horing. The foregoing is not an admission by Insight Venture Associates III, L.L.C. or the Insight Funds that they are beneficial owners of the 40,406 shares underlying the options held by Mr. Horing or the 40,406 shares underlying the options held by Mr. Sobiloff. The address for Insight Venture Associates III, L.L.C., the Insight Funds, Mr. Horing and Mr. Murdock is c/o Insight Venture Partners, 680 Fifth Avenue, 8th Floor, New York, NY 10028.

(11)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2005. Includes (a) 1,802,288 shares of common stock and (b) options exercisable for 40,000 shares of common stock. A warrant exercisable for 465 shares of common stock reported in the Schedule 13G expired in March 2005. The address for this stockholder is 48 Signal Road Stamford, Connecticut 06902-7916.

(12)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2005. RS Investment Management, L.P. is a registered investment adviser and a managing member of registered investment advisers. RS Investment Management Co. LLC is the General Partner of RS Investment Management, L.P. George R. Hecht is a control person of RS Investment Management Co. LLC and RS Investment Management, L.P. The address for this stockholder is 388 Market Street, Suite 200, San Francisco, CA 94111.

(13)	Based on information contained in a Schedule 13G filed with the SEC on February 4, 2005. Arbor Capital Management, LLC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Rick D. Leggott is CEO of Arbor Capital Management, LLC and beneficially owns a controlling percentage of its outstanding voting securities. The address for this stockholder is One Financial Plaza, Minneapolis, MN 55402.

EXECUTIVE OFFICERS
      The names, ages and positions of the executive officers of the Company are listed below along with their business experience during the past five years. No family relationships exist among any of the directors or executive officers of the Company.
      Dean A. Wiltse, 52, has served as our President and Chief Executive Officer and a member of our board of directors since April 2001. From February 1999 until April 2001, Mr. Wiltse was employed by Engage, Inc., where he served as General Manager of the Software Division from February 1999 to June of 2000, as Executive Vice President from June 2000 to September 2000, and as President of the Software Division, Engage Software, Inc., from September 2000 to April 2001. Mr. Wiltse has also held senior management positions with Avid Technology, Inc., Vivo Software Inc. (acquired by RealNetworks, Inc.), Vst Technology, Inc. and Radius Inc. Mr. Wiltse holds a B.A. from American University, Kogod School of Business.
      Robert E. Bies, 46, has served as our Chief Financial Officer since October 1999, Treasurer since December 1999 and Executive Vice President since August 2002. Prior to joining us, Mr. Bies was with The Janis Group, Inc., serving as Chief Financial Officer, Secretary and Treasurer between 1997 and 1999. Mr. Bies holds a B.S. summa cum laude from Long Island University and an M.B.A. with distinction from Hofstra University. Mr. Bies is a certified public accountant licensed in New York.
      Jonathan A. Flatow, 43, has served as our Secretary since July 1999, as General Counsel since March 2000 and as Vice President Corporate Development since May 2001. Prior to joining us, Mr. Flatow was a partner in the law firm of Wake, See, Dimes & Bryniczka, which he joined in 1986 as an associate. Mr. Flatow holds a B.A. from Franklin & Marshall College and a J.D. from Pace University School of Law.
      Hugh O. Davis, 32, was a founder of Greenfield Online in 1994. He joined Greenfield Consulting Group in September 1992 and in January 2001, he was promoted to Chief Technology Officer, which is his current position. Mr. Davis holds a B.S. from Fairfield University.
      Keith Price, 32, has served as our Senior Vice President of Sales since September 2001. From June 2000 to August 2001 he served as Vice President of our FieldSource division, the predecessor to our current Internet survey solutions business. From October 1999 to May 2000 he served as Director, Client Develop-

ment and launched our FieldSource division. From 1994 to 1999 he was with Survey Sampling, Inc., and most recently served as its Manager of Business Development. Mr. Price holds a B.A. from Providence College.
      Elizabeth A. Rounds, 52, has served as our Senior Vice President of Marketing and New Products since August 2004. From March 2004 to August 2004, Ms. Rounds served as our Senior Vice President of Global Partner Strategy. Prior to joining Greenfield Online she served as Senior Vice President with GfK-Custom Research Inc., a custom marketing research company, between November 1978 and February 2004. Ms. Rounds holds a B.S. from Trinity University.
      Andrew C. Ellis, 32, has served as our Senior Vice President of Worldwide Operations since July 1, 2004. From February 2003 to December 2003, Mr. Ellis served as our Vice President of Client Development, and from January 2004 to July 2004, he served as our Vice President and General Manager of our East Division. From July 1996 to February 2003, Mr. Ellis was employed by Quick Test, Inc., most recently as its Vice President of Sales and Technology from January 2000 to February 2003. Mr. Ellis holds a B.A. from Creighton University.
      Matthew D. Dusig, 35, has served as our Senior Vice President, Corporate Strategy since our acquisition of Zing Wireless, Inc. (“goZing”) in February 2005. In 1999, Mr. Dusig co-founded goZing.com and served as its President from goZing’s inception through its acquisition by Greenfield Online. Prior to starting goZing, Mr. Dusig was a Sr. Account Executive for five years with Progressive Title Company managing Progressive’s premium Los Angeles territory of Brentwood, Pacific Palisades and Malibu. Mr. Dusig holds a B.S. from California State University Northridge and is currently enrolled in the MBA program at Pepperdine University in Los Angeles.
      Lance Suder, 35, has served our Senior Vice President of Online Marketing since our acquisition of goZing in February 2005. From January 2000 to Feburary 2005, Mr. Suder serviced as the chief operating officer of goZing. Prior to joining goZing, Mr. Suder was the Vice President of Operations and Finance for Beachport Entertainment Corp., a live entertainment company. Mr. Suder holds a B.A. from Stanford University.
      Gregg Lavin, 33, has served as our Senior Vice President of West Coast Operations since our acquisition of goZing in February 2005. In 1999, Mr. Lavin co-founded goZing.com and served as its chief executive officer from its inception through its acquisition by Greenfield Online. Prior to starting goZing, Mr. Lavin was a Senior Financial Advisor with Solomon Smith Barney. On April 12, 2005 we received notice from Mr. Lavin that he was resigning his position with us effective May 11, 2005.
      Max Cartellieri, 32, has served as our Executive Vice President of Integration since our acquisition of Ciao AG (“Ciao”) in April 2005. Prior to joining us, Mr. Cartellieri was Co-CEO of Ciao, which he co-founded in August 1999, responsible for strategy, finance and business development. Between September 1998 and June 1999, Mr. Cartellieri served as an Investment Executive with BC Partners. Mr. Cartellieri graduated First Class Honors from the London School of Economics and holds an MBA with distinction from Stanford Business School.
      Marcus Frederick Paul, 35, has served as our Executive Vice President Online Communities since our acquisition of Ciao in April 2005. Prior to joining us, Mr. Paul was Co-CEO of Ciao, which he co-founded in August 1999. Between September 1998 and March 1999, Mr. Paul served as Associate with the Private Equity firm of Apax Partners. Mr. Paul graduated with Honors from the University of Oxford (Balliol College) and holds an MBA from Harvard Business School.
      Gunnar Piening, 31, has served as our Senior Vice President European Sales and Operations since our acquisition of Ciao in April 2005. Prior to joining us, Mr. Piening was Managing Director of Ciao, a position he held from January 2003 to April 2005. Mr. Piening graduated from the University of Uppsala and holds an MA phil. from Humboldt University Berlin.
      Nicolas Metzke, 38, has served as our Senior Vice President European Panels since our acquisition of Ciao in April 2005. From January 2000 to April 2005, Mr. Metzke served as Managing Director of Ciao France SAS, where he was in charge of international expansion and the global panel operations for Ciao. Mr. Metzke graduated with Honors from the University of Mannheim, Germany.

EXECUTIVE AND DIRECTOR COMPENSATION
      The following table sets forth the compensation earned in 2004 by each of our named executive officers.

	Annual Compensation

			Other Annual		All Other
Name and Principal Position	Salary	Bonus	Compensation		Compensation

Dean A. Wiltse(1)	$400,000	$282,007	$22,575	(2)	$3,200	(3)
President and Chief Executive Officer
Robert E. Bies(1)	250,000	141,782	8,501	(4)	2,600	(3)
Executive Vice President, Chief Financial Officer and Treasurer
Jonathan A. Flatow(1)	200,000	106,202	5,262	(5)	2,600	(3)
Vice President of Corporate Development, Secretary and General Counsel
Hugh O. Davis(1)	200,000	103,114	2,284	(6)	2,600	(3)
Chief Technology Officer
Keith Price	200,000	230,551	17,389	(7)	2,600	(3)
Senior Vice President

(1)	In addition to the compensation reflected in this table, Messrs. Wiltse, Bies, Flatow and Davis were each granted shares of restricted stock in December 2002. One-half of these restricted shares vested upon grant and the remaining one-half vested in January 2004. See “Certain Relationships and Related Transactions — Restricted Stock Agreements.”

(2)	Represents $8,062 in disability insurance premiums, $4,092 in life insurance premiums, $9,455 in car allowance and $966 in group term life insurance premiums.

(3)	Represents a 20% matching contribution to the executive’s 401(k) plan.

(4)	Represents reimbursement of $3,808 for life insurance premiums paid by executive, $4,334 in disability insurance premiums and $360 in group term life insurance premiums.

(5)	Represents reimbursement of $4,510 for disability insurance premiums paid by executive, $572 in life insurance premiums and $180 in group term life insurance premiums.

(6)	Represents $1,780 in disability insurance premiums, $359 in life insurance premiums and $144 in group term life insurance premiums.

(7)	Represents $13,488 in sales commissions, $3,387 in disability insurance premiums, $369 in life insurance premiums and $144 in group term life insurance premiums.
Stock Option Grants in 2004
      We did not grant any stock options to our named executive officers during 2004.

Aggregate Option Exercises in Fiscal Year 2004 and Fiscal Year-End Option Values
      The following table sets forth option exercises during 2004, the value realized upon the exercise of those options, and the number of shares of common stock subject to exercisable stock options held as of December 31, 2004, by the named executive officers.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		December 31, 2004		December 31, 2004
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Dean A. Wiltse	—	—	61,918	8,846	$1,335,571	$190,808
Robert E. Bies	—	—	27,108	15,704	465,307	308,733
Jonathan A. Flatow	—	—	20,961	14,894	312,709	291,261
Hugh O. Davis	—	—	14,961	14,894	312,709	291,261
Keith Price	40,888	$608,525	5,212	71,846	105,856	1,569,718
Equity Compensation Plans
      We maintain two plans pursuant to which incentive and non-qualified stock options have been granted in the past and may be granted in the future. One of our plans also provides for the granting of stock bonuses, restricted stock awards and stock appreciation rights (“SARs”), although no stock bonuses, restricted stock or SARs have been granted to date. Participation in these plans is generally limited to our employees (including officers), directors consultants. The option exercise price of all options granted under our plans has been 100% of the fair market value on the date of grant. The majority of these options vest over four years, with 25% vesting after one year and the balance vesting 12.5% semi-annually over the remaining period. We also have an employee stock purchase plan under which employees may purchase our shares at a discount to their market value, as more fully described below.
      1999 Stock Option Plan. Our 1999 Option Plan, which was approved by our stockholders on May 12, 1999 and March 6, 2000, provides for the grant of incentive stock options and nonqualified stock options, which may be granted to our employees, officers, directors, and consultants. The board of directors has delegated administration of the 1999 Option Plan to a committee of the board. As of the end of 2004, there were 22,930 shares available for future issuance under this plan.
      2004 Equity Incentive Plan. Our 2004 Equity Plan, which was approved by our stockholders on April 1, 2004, provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock awards, and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants. The board of directors has delegated administration of the 2004 Equity Plan to a committee of the board. As of the end of 2004, there were 21,332 shares available for future issuance under this plan.
      2004 Employee Stock Purchase Plan. Our 2004 Employee Stock Purchase Plan, which was approved by our stockholders on April 1, 2004, provides an opportunity for our employees who have met certain service qualifications to purchase shares of our common stock through payroll deductions of up to 10% of eligible after-tax compensation. These deductions are used to purchase shares of our common stock at 85% of the fair market value of our common stock as of either the first day or last day of each six-month offering period, whichever is less. As of the end of 2004, there were 250,000 shares available for future issuance under this plan, including 3,445 shares that were sold as of the end of 2004 but were not issued until February 2005.

      The table below sets forth certain information with respect to our equity compensation plans as of December 31, 2004:

Number of Securities
	to be Issued Upon	Weighted-Average
	Exercise of	Exercise Price of	Number of Securities
	Outstanding Options,	Outstanding Options,	Remaining Available
Plan Category	Warrants and Rights	Warrants and Rights(2)	for Future Issuance

Equity compensation plans approved by stockholders(1)	1,883,008	$9.75	290,817
Equity compensation plans not approved by stockholders	—	—	—
Total	1,883,008	9.75	290,817

(1)	Consists of three plans: the Company’s 1999 Option Plan, 2004 Equity Plan and 2004 Employee Stock Purchase Plan. The numbers include 3,445 shares that were sold as of the end of 2004 under our 2004 Employee Stock Purchase Plan but were not issued until February 2005.

(2)	The weighted average exercise price does not take into account shares of our common stock issuable under our 2004 Employee Stock Purchase Plan, which are purchased at the lesser of (i) 85% of the fair market value of the common stock on the first day of each offering period or (ii) 85% of the fair market value of the stock on the last business day of the offering period.
Compensation of Directors
      In February 2004, we adopted a Board of Directors’ Compensation Plan that provides for the compensation of our non-employee directors. Under this plan, non-employee directors are entitled to receive an annual stipend of $16,000 and meeting fees for attending each board and committee meeting. The chairman of the board and the chairman of each committee receive $2,500 per board and committee meeting and the members of the board and each committee receive $1,250 per meeting. There is an annual $10,000 cap on the amount of fees that may be received by each committee member for attending meetings of the mergers and acquisitions committee. In addition, our directors may participate in the 1999 Option Plan and the 2004 Equity Plan. Each non-employee director is entitled to be reimbursed the reasonable costs and expenses incurred in attending board meetings.
      Prior to our initial public offering in July 2004, the non-employee members of our board of directors received the following stock option grants as compensation for their attendance at our board and committee meetings. These options vest over four years, with 25% vesting after one year and the balance vesting 12.5% semi-annually over the remaining period, with the exception of the options granted to Mr. Manning on October 15, 2003, which immediately vested.

	Number of Shares		Weighted Average
Non-Employee Director	Subject to Options	Dates of Grant	Exercise Price

Peter Sobiloff	406	7/1999-5/2001	$34.62
Jeffrey Horing	406	7/1999-5/2001	34.62
Joel R. Mesznik	406	7/1999-5/2001	34.62
Burton J. Manning	19,264	9/2000-10/2003	2.90
Lawrence R. Handen	—	—	—
      On July 15, 2004, our non-employee directors each received a one-time grant of options under the 2004 Equity Plan to purchase 40,000 shares of our common stock with an exercise price of $13.00 per share, the public offering price of the shares sold in our initial public offering. These options vested immediately upon grant for those directors who had been serving on the board for at least two years as of January 1, 2004. Option grants made to directors who joined the board after January 1, 2002 will vest over a period of 4 years; 25% on the first anniversary of the grant and 12.5% each six month period thereafter. Unvested options are forfeited if and when a director ceases to be a member of the board of directors.

      In March 2005, we adopted the 2005 Board of Directors’ Compensation Plan that provides for the compensation of our non-employee directors. This plan was effective as of April 1, 2005. Under this plan, non-employee directors are entitled to receive an annual stipend of $16,000 and meeting fees for attending each board and committee meeting. The chairman of the audit committee receives an additional annual stipend of $10,000, and the chairmen of the compensation, governance and nominating, and mergers and acquisitions committees each receive an additional annual stipend of $7,500. The members of the board and each committee receive a fee of $1,250 per meeting. There is an annual $10,000 cap on the amount of fees that may be received by each committee member for attending meetings of the mergers and acquisitions committee. In addition, with the exception of Lise J. Buyer, our non-employee directors will receive annual grants of equity incentives under our 2004 Equity Plan of 2,500 options. These grants will be made each year on the day of our annual stockholders meeting and will vest over the following four years; 25% on the first anniversary of the grant and 12.5% each six month period thereafter. Ms. Buyer will be eligible to receive these annual grants starting with the annual meeting in 2008. Each non-employee director is entitled to be reimbursed the reasonable costs and expenses incurred in attending board meetings.
COMPENSATION COMMITTEE REPORT1
Overview
      Our compensation committee currently consists of Joel R. Mesznik (the committee chair), Vikas Kapoor, Lise J. Buyer and Burton J. Manning. All members of our compensation committee meet the independence requirements of the Nasdaq National Market. Our board of directors has adopted a written charter for the compensation committee, which can be found on our website at www.greenfield.com.
      Our compensation committee reviews and recommends policies relating to compensation and benefits of our executives and employees, including: reviewing and approving corporate goals and objectives relevant to compensation of the chief executive officer and other executives; evaluating the performance of these executives in light of those goals and objectives; and setting compensation of these executives based on such evaluations. Our compensation committee also administers the issuance of stock options and other equity awards under our stock and benefit plans.
Compensation Philosophy and Objectives
      Our compensation philosophy is to provide employees with a competitive overall compensation package and the opportunity for outstanding performers to earn higher levels of compensation over the long-term through a pay-for-performance approach. The key objectives of our executive compensation programs are to attract, motivate and retain executives who drive our success and industry leadership. The programs are designed to:

•	provide executives with competitive compensation that maintains a balance between cash and stock compensation and provides a portion of total compensation tied to our annual and long-term performance as well as to the creation of stockholder value;

•	differentiate within the organization so that our top performers receive a highly competitive compensation package; and

•	encourage executives to act as owners with an equity stake in us.
      Our compensation committee’s guiding principle is to ensure that our compensation and benefits policies attract and retain the key employees necessary to support our growth and success, both operationally and

      1 The report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent that we specifically incorporate such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

strategically. This principle guides the design and administration of compensation and benefit programs for our named executive officers, other executives and general workforce. In determining compensation packages, our compensation committee, in collaboration with management and an independent consultant engaged by the compensation committee, seeks to use total cash compensation (salary plus annual cash bonus) to recognize appropriately each individual executive’s scope of responsibility, role in the organization, experience, performance and contribution. Our compensation committee refers to external benchmarks as part of its due diligence in determining salary and target bonus amounts, including peer group companies and information provided by an independent, third-party consultant engaged by the committee. Our compensation committee attempts to use long-term equity-based incentive grants to align employee and stockholder interests, as well as to attract, retain and motivate employees and enable them to share in our long-term growth and success.
Compensation Components and Processes

Annual Salary
      The annual salary for executives (including the named executive officers) and employees is determined relative to job scope and responsibilities, past and current contributions and performance, compensation for similar positions at peer and/or other high-technology and Internet companies and individual factors. Our compensation committee emphasizes pay-for-performance in compensation, making salary adjustments based on individual employee performance relative to compensation levels among employees in similar positions in their defined talent pool. Salary is an important component of our total compensation and benefit packages. Annual salary represents 61% of the annual total target cash for our chief executive officer, and between 47% to 73% for our other named executive officers.
      Our compensation committee reviews executive salaries annually. To identify compensation practices for similar executive positions among other high-technology and Internet companies, the compensation committee used compensation information provided by an independent, third-party consultant engaged by the committee, specifically Hewitt Associates LLC. Our compensation committee also considered the company’s performance, individual performance and experience, relative levels of pay among the executives, and recommendations from the CEO. The compensation committee approved salary increases for the executives, effective for calendar year 2005. The increases varied by executive, and resulted in an overall increase to executive salaries of 4% for our named executive officers.

Annual Cash Bonus
      The design of our annual executive bonus program rewards achievement at specified levels of financial and individual performance. Our compensation committee approved the 2004 Bonus Program by unanimous consent on March 9, 2004. Each executive position has an assigned target bonus level, expressed as a percent of fiscal year end annual salary. The target bonus levels are competitive with target bonuses for similar positions reported in the independent, third-party study noted above.
      Two components comprise the fundamental architecture of the 2004 Bonus Program:

•	our financial performance, which includes both revenue and earnings before interest, tax, depreciation and amortization (“EBITDA”); and

•	individual & organizational performance, which is a discretionary component that enables our compensation committee and chief executive officer to award a portion of the annual bonus based on each executive’s performance and contribution to the company during the fiscal year.
      The bonus pool and actual bonus awards for the 2004 Bonus Program reflect our performance relative to both the revenue and EBITDA targets established in the 2004 Bonus Program.

Long-Term Equity Compensation
      We grant non-qualified stock options at an exercise price equal to the fair market value of our common stock on the date of the grant. The stock option grants to our executives generally vest according to the following schedule: one-quarter of the shares subject to each option grant vest on the first anniversary of the date of grant, and an additional one-eighth of the shares subject to the option vest each six months after the first anniversary. The design of the stock option program helps to reduce executive and employee turnover and to retain the knowledge and skills of our valued executives and employees.
      We grant stock options to a significant percentage of our employees. We believe that this practice is integral to our success, enabling us to attract and retain a highly talented employee population, and enabling clear employee focus on building stockholder value. We typically award stock option grants to executives following the end of the fiscal year. By unanimous consent dated July 7, 2004, our compensation committee reviewed the analyses and recommendations for executive stock option grants provided by management and granted stock options to certain employees and executives contingent on the completion of our initial public offering, however, no options were granted to our named executive officers in 2004. In reviewing the recommended grants, our compensation committee considered each executive’s performance and contribution during the fiscal year, analyses reflecting the value delivered, competitive practices, and proportion of options granted to officers, and our employees in the aggregate, as a percentage of total options granted during the fiscal year.

Equity Dilution
      Our compensation committee makes an annual recommendation to the board of directors regarding the stock option pool. In developing the recommendation, our compensation committee considers our past performance, anticipated hiring, competitive practices, contingencies for mergers and acquisitions, and impact on dilution and overhang. For fiscal year 2004, the burn rate (total options granted during fiscal year 2004 as a percentage of common shares outstanding as of December 31, 2004) was 4.50%, and overhang (total options outstanding as a percentage of common shares outstanding as of December 31, 2004) was 7.79%.

Benefits
      Our compensation committee oversees the design, implementation and administration of all company-wide benefit programs. We maintain a relatively egalitarian offering of benefit programs with a limited number of additional benefit programs available to certain executives, including additional disability and life insurance, and car allowances.
Committee Actions during Fiscal Year 2004
      Our compensation committee and our management collaborated during the 2004 fiscal year on matters that further enhanced our governance and alignment of compensation and benefit practices with the interest of stockholders.

Peer Groups for Compensation and Benefits Benchmarking
      The selection of peer group companies used to identify competitive market practices has been a thoughtful and deliberate process for our compensation committee and management. Consistent with its role to oversee the selection of peer group companies, our compensation committee and management engaged an independent, third-party consultant, Hewitt Associates, LLC, to identify possible peer companies. The consultants developed specific selection criteria, including industry segment, revenue, and market capitalization and applied the criteria to identify a preliminary list of companies. The consultant and management reviewed the preliminary list of companies and mutually agreed upon peer group for benchmarking.

Policy on Deductibility of Named Executive Officer Compensation
      In evaluating compensation program alternatives, our compensation committee considers the potential impact on us of Section 162(m) of the Tax Code. Section 162(m) eliminates the deductibility of compensation over $1 million paid to the named executive officers, excluding “performance-based compensation.” Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period.
      Our compensation committee endeavors to maximize deductibility of compensation under Section 162(m) of the Tax Code to the extent practicable while maintaining a competitive, performance-based compensation program. However, tax consequences, including but not limited to tax deductibility, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by officers regarding stock options) are beyond the control of either our compensation committee or us. In addition, our compensation committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives and fit within our compensation committee’s guiding principles. Finally, based on the amount of deductions we can take each year, since we did not have any executive who received over $1 million in compensation during 2004 there was no impact of the loss of deduction for compensation paid to our chief executive officer and the other top four highly compensated executives over the $1 million limitation. For all of the foregoing reasons, our compensation committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible.
      Our compensation committee will, of course, consider alternative forms of compensation, consistent with its compensation goals that preserve deductibility.
Chief Executive Officer Compensation
      Our compensation committee followed the same philosophy and guiding principles described above in determining compensation for Dean A. Wiltse, President and Chief Executive Officer of Greenfield Online, Inc.
      Mr. Wiltse received an annual base salary of $400,000 in calendar year 2004. The salary level for Mr. Wiltse is comparable to the median salary of chief executive officers in our peer group and salary survey data. In addition, in consideration of his distinguished leadership during fiscal year 2004, that we completed our initial public offering and a follow-on public offering in 2004, that we completed the acquisition of OpinionSurveys.com in 2004, and our performance relative to our revenue and EBITDA forecasts for 2004, our compensation committee awarded Mr. Wiltse a $282,007 bonus. No stock options were granted to Mr. Wiltse in 2004.
      Our compensation committee believes that Mr. Wiltse’s compensation is appropriate given our positive performance in fiscal year 2004. The criteria our compensation committee considered in determining Mr. Wiltse’s compensation included our annual financial performance, our year-over-year profitable growth and our improved positioning for sustainable long-term growth. Our compensation committee also considered the two successful public offerings and successful acquisition that were completed in 2004. Our fiscal year 2004 results demonstrated solid growth in revenue and earnings per share, driven by global demand for our Internet survey solutions. Our compensation committee believes that Mr. Wiltse provided strong leadership during this year, and has positioned us for long-term growth.
      Submitted by the compensation committee of the board of directors.

Joel R. Mesznik (the committee chair)
Vikas Kapoor
Lise J. Buyer
Burton J. Manning
Compensation Committee Interlocks and Insider Participation
      Our compensation committee consists of Ms. Buyer and Messrs. Mesznik (its committee chair), Manning and Kapoor. Mr. Kapoor will be stepping down from our board of directors after his current board term expires and will thus no longer serve on our compensation committee. No interlocking relationship exists between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.
Employment Agreements and Change of Control Provisions

Employment Agreements with Dean A. Wiltse, Robert E. Bies, Jonathan A. Flatow, Hugh O. Davis, Keith Price, Andrew C. Ellis and Elizabeth Rounds
      We have entered into employment agreements with each of our named executive officers. Each of these agreements contains no specific term of employment and may be terminated by either us or the executive officer at any time with or without cause.
      In April 2004, we entered into an employment agreement with Dean A. Wiltse, our chief executive officer. The agreement provides for an annual base salary of not less than $400,000 or such higher salary as our compensation committee may determine, and payment of 12 months’ base salary if we terminate Mr. Wiltse without cause. Our compensation committee has set Mr. Wiltse’s 2005 base salary at $416,000. The agreement also provides that if, prior to a change in control, we terminate Mr. Wiltse without cause or if he resigns for good reason, he will receive his base salary for two years following such termination, paid in monthly installments. If Mr. Wiltse is terminated without cause upon a change of control or within one year of a change of control, or if he resigns for good reason within one year of a change of control, we will pay his base salary for two years following such termination or resignation in monthly installments and a fixed bonus of six months’ salary in one lump sum.
      The employment agreements with our other executive officers provide for the payment of base salaries of no less than the following amounts, or such higher salary as our compensation committee may determine: Robert E. Bies — $250,000; Jonathan A. Flatow — $200,000; Hugh O. Davis — $200,000; Keith Price — $200,000; Andrew C. Ellis — $200,000; and Elizabeth Rounds — $150,000. Our compensation committee has set the 2005 base salaries of our other executive officers as follows: Robert E. Bies — $260,000; Jonathan A. Flatow — $233,000; Hugh O. Davis — $208,000; Keith Price — $208,000; Andrew C. Ellis — $208,000; and Elizabeth Rounds — $182,000.
      In addition, each of the agreements with Ms. Rounds and Messrs. Wiltse, Bies, Flatow, Davis, Price and Ellis:

•	provides for participation in any performance-based bonus programs that we make available to other members of our senior management;

•	prohibits the executive officer, during his or her employment with us and for a period of five years thereafter (three years in the case of Mr. Ellis), from disclosing confidential information;

•	requires the executive officer to transfer to us any inventions he or she develops during his or her employment with us; and

•	prohibits the executive officer from competing with us, disparaging us or hiring our employees for a period of one year after their termination.
      In addition, each of the agreements with Messrs. Bies, Flatow, Davis and Price:

•	provides for payment to them of 12 months’ base salary plus a pro rata portion of the annual bonus to which the named executive officer would have been entitled under our performance-based bonus program in the year in which a termination occurs if we terminate the named executive officer without cause or if the named executive officer resigns from employment with us for good reason; and

•	provides that, if we terminate the named executive officer upon a change of control or within one year after a change of control without cause, or if he resigns for good reason within one year after a change of control, we will pay his base salary for 18 months in monthly installments and pay him a fixed bonus of three months’ salary in one lump sum plus any unvested stock options or other equity-based incentive awards will become immediately vested and remain exercisable for 12 months from such termination date.

Employment Agreements with Matthew D. Dusig, Gregg Lavin and Lance Suder
      In connection with our acquisition of goZing, which closed on February 8, 2005, we also entered into employment agreements and non-competition agreements with Matthew D. Dusig, Gregg Lavin and Lance Suder, each of whom was an executive officer of goZing prior to the acquisition. On April 12, 2005 we received notice from Mr. Lavin that he was resigning his position with us effective May 11, 2005.
      Pursuant to the terms of these agreements, each executive will receive a base salary of $200,000 annually, subject to adjustment by our compensation committee, and will be eligible for a bonus of up to $160,000 based on certain performance criteria. In addition, each of these executives will receive at a future date (subject to certain stockholder approval requirements being satisfied) an initial grant of options to purchase 50,000 shares of Greenfield Online’s common stock at the fair market value of the common stock on the date of grant. These options will vest according to the following schedule: 2.083% per month during each of the first 12 months following the grant; and 12.5% on each subsequent six-month anniversary.
      In addition, each of the agreements:

•	provides for participation in any performance-based bonus programs that we make available to other members of our senior management;

•	prohibits the executive officer, during his or her employment with us and after termination thereof, from disclosing confidential information;

•	requires the executive officer to transfer to us any inventions he or she develops during his or her employment with us; and

•	prohibits the executive officer from competing with us, disparaging us or hiring our employees for a period of two years after their termination.
      Each of the agreements also provides that if we terminate the executive officer without cause or upon the executive’s death or disability within one year of the effective date of his employment agreement he will have the right to receive (i) his base salary through the end of such one-year period and (ii) a pro rata portion of the annual bonus to which the named executive officer would have been entitled under our performance-based bonus program in the year in which a termination occurs.

Employment Agreements with Max Cartellieri, Marcus Frederick Paul, Gunnar Piening and Nicolas Metzke
      In connection with our acquisition of Ciao, which closed on April 6, 2005, Ciao entered into new employment and non-competition agreements with Max Cartellieri, Marcus Frederick Paul and Gunnar Piening. Also in connection with the Ciao acquisition, Ciao France SAS (Ciao’s wholly owned subsidiary) entered into a new employment and non-competition agreement with Nicolas Metzke. Each of the foregoing was an executive officer of Ciao prior to the acquisition.
      Pursuant to the terms of these agreements, Messrs. Cartellieri, Paul and Piening will receive a base salary of €155,704 annually, subject to adjustment by our compensation committee, and will be eligible for a bonus of up to €155,704 based on certain performance criteria. Mr. Metzke will receive a base salary of €116,778 annually, subject to adjustment by our compensation committee, and will be eligible for a bonus of up to €116,778 based on certain performance criteria. In addition, Messrs. Piening and Metzke will each receive at a future date (subject to certain stockholder approval requirements being satisfied) an initial grant of options to purchase 50,000 shares of Greenfield Online’s common stock at the fair market value of the common stock on the date of grant. These options will vest according to the following schedule: 25% on the anniversary of the date of the grant; and 12.5% on each subsequent six-month anniversary.
      In addition, each of the agreements:

•	provides for participation in any performance-based bonus programs that we make available to other members of our senior management;

•	prohibits the executive officer, during his employment with us and after termination thereof, from disclosing confidential information;

•	requires the executive officer to transfer to us any inventions he develops during his employment with us; and

•	prohibits the executive officer from competing with us, disparaging us or soliciting our employees for two years after his termination, provided in certain circumstances that post employment payments are made.
      Each of the agreements also provides that we must give the executive three months notice before terminating his employment.
AUDIT COMMITTEE REPORT2
      Our audit committee currently consists of Joel R. Mesznik (the committee chair), Vikas Kapoor and Lise J. Buyer. All members of our audit committee meet the independence and experience requirements of the Nasdaq National Market. Our board of directors has adopted a written charter for our audit committee, which can be found on our website at www.greenfield.com.
      Our audit committee is responsible for overseeing our corporate accounting and financial reporting process. Among other matters, our audit committee evaluates the independent auditors’ qualifications, independence and performance; determines the engagement of the independent auditors; pre-approves the retention of the independent auditors to perform audit and non-audit services; monitors the rotation of partners of the independent auditors as required by law; reviews our consolidated financial statements; reviews our critical accounting policies and estimates; oversees our internal audit function; annually reviews our audit committee charter and the committee’s performance; reviews and approves the scope of the annual audit and the audit fee; and discusses with management and the independent auditors the results of the annual audit and the review of our quarterly consolidated financial statements.
      Our audit committee met four times either in person or by telephone following our initial public offering in July 2004 through the remainder of fiscal year 2004. In the course of these meetings, our audit committee met with management, the internal auditors and our independent registered public accounting firm and reviewed the results of the internal and external audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.
      Our audit committee has reviewed the audited financial statements for the fiscal year ended December 31, 2004 with our management, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. Our audit committee has also discussed with our independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent registered public accounting firm their written independence letters as required by Independence Standards Board Standard No. 1. In connection with this review and discussion, our audit committee asked a number of follow-up questions of management and the independent registered public accounting firm to help give the committee comfort in connection with its review.

      2 The report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that we specifically incorporate such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

      Based on these reviews and discussions, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.
      Submitted by the audit committee of the board of directors.

Joel R. Mesznik (the committee chair)
Vikas Kapoor
Lise J. Buyer
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Loan to Executive Officer
      In May 1999, Hugh O. Davis, one of our executive officers, borrowed $75,013 from us in order to purchase shares of our common stock. In connection with the loan, Mr. Davis executed and delivered to us (i) a promissory note maturing on May 17, 2004 in the principal amount of $75,013, with a compounding annual interest rate of 5.3% and (ii) a pledge agreement under which he pledged as collateral for the loan all of his shares of our stock and any cash or securities received in respect of such securities. In connection with our sale of stock to Greenfield Holdings and other existing stockholders in March 2001, Mr. Davis borrowed an additional $56,285 from us in order to purchase securities from Greenfield Holdings (which securities were later exchanged for shares of our stock in connection with our recapitalization in December 2002). In connection with the second loan, (i) Mr. Davis executed and delivered to us a promissory note maturing on May 17, 2004 in the principal amount of $56,285 with a compounding annual interest rate of 8% and (ii) the pledge agreement was amended to include the additional securities acquired by Mr. Davis as collateral for the loans. Mr. Davis failed to repay the notes on May 17, 2004. We provided Mr. Davis with a notice of default and, on May 23, 2004, we repossessed a portion of the shares pledged as collateral pursuant to the pledge agreement with a value equal to the amounts due under the notes. Since March 2001, we have not modified the terms of these arrangements with Mr. Davis.
Restricted Stock Agreements
      In connection with our recapitalization in December 2002, we entered into Restricted Stock Agreements with each of the following executive officers: Dean A. Wiltse, Robert E. Bies, Jonathan A. Flatow and Hugh O. Davis, and one of our directors, Joel R. Mesznik, on December 16, 2002, which were subsequently amended on January 14, 2004. These agreements permitted these individuals to purchase an aggregate amount of 1,105,753 shares of our common stock at $0.0014 per share in exchange for services rendered and services to be rendered. As a result, in December 2002 Dean A. Wiltse purchased 766,995 shares for $1,073.79, Robert E. Bies purchased 191,749 shares for $268.45, Jonathan A. Flatow purchased 63,917 shares for $89.48, Hugh O. Davis purchased 63,917 shares for $89.48, and Joel R. Mesznik purchased 19,175 shares for $26.84. While 50% of the shares of common stock sold pursuant to these agreements were initially subject to certain vesting and forfeiture provisions, as of the date of amendment, 100% of the shares had vested.

PERFORMANCE GRAPH
      The following graph compares cumulative total stockholder return on the Company’s common stock from July 16, 2004, based on the Company’s initial public offering price of $13.00 per share, through December 31, 2004, compared with the Nasdaq Stock Market (US) Index and the Goldman Sachs Internet Index (“GIN”). The stock price performance shown on the graph below only reflects the Company’s relative stock price for the periods indicated and is not necessarily indicative of future price performance. All indices shown in the graph have been reset to a base of 100 as of July 16, 2004 and assume an investment of $100 on that date and the reinvestment of any dividends.
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
GREENFIELD ONLINE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND
THE GOLDMAN SACHS INTERNET INDEX

	7/16/04	7/31/04	8/31/04	9/30/04	10/31/04	11/30/04	12/31/04

Greenfield Online, Inc.	100	123.08	159.31	156.23	161.77	148.08	169.15
Nasdaq Stock Market (US) Index	100	94.08	94.60	95.25	95.31	98.45	102.09
GIN	100	97.52	96.39	105.26	108.35	119.80	125.53
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company’s officers and directors and certain other persons to timely file certain reports regarding ownership of, and transactions in, the Company’s securities with the SEC. Copies of the required filings must also be furnished to the Company. Based solely on its review of such forms received by it or representations from certain reporting persons, the Company believes that during 2004 all applicable Section 16(a) filing requirements were met, except as follows: (1) Frank Kelly filed a Form 4 on August 31, 2004 disclosing one transaction that was not timely reported; (2) Elizabeth Rounds filed a Form 4 on August 31, 2004 disclosing one transaction that was not timely reported; (3) Jerry Murdock filed a Form 3 on January 21, 2005, later than the time prescribed by the Securities and Exchange Commission; and (4) Jerry Murdock filed a Form 4 on January 21, 2005 disclosing seven transactions that were not timely reported.

PROPOSALS OF STOCKHOLDERS
      Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at the Company’s principal executive offices no later than the close of business on December 19, 2005.
      In accordance with our Amended and Restated Bylaws, in order to be properly brought before the 2006 annual meeting, a stockholder’s notice of the matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to or mailed and received by the Company’s Corporate Secretary at its principal executive offices not less than 90 days before the first anniversary date of the 2005 annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Amended and Restated Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no later than February 9, 2006. However, if our 2006 annual meeting date is more than 30 days before or after May 10, 2006, then proposals must be received no later than the close of business on the 10th day after (i) the day on which notice of the date of the 2006 annual meeting was mailed or (ii) the day on which the meeting date is publicly announced, whichever occurs first. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Amended and Restated Bylaws.
      Please send notices of intention to present proposals at the 2006 annual meeting to the Company’s Corporate Secretary, Greenfield Online, Inc., 21 River Road, Wilton, CT 06897. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
OTHER BUSINESS
      We do not intend to bring any other business before the meeting, and so far as we know, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.
FORM 10-K REPORT AVAILABLE
      A copy of the Company’s annual report on Form 10-K, as filed with the SEC, will be furnished without charge to stockholders upon request to our General Counsel, Greenfield Online, Inc., 21 River Road, Wilton, CT 06897; telephone: (203) 834-8585.

GREENFIELD ONLINE, INC.

By Order of the Board of Directors

Jonathan A. Flatow
Secretary
Wilton, Connecticut
April 18, 2005

Appendix A
GREENFIELD ONLINE, INC.
AUDIT COMMITTEE CHARTER
(as adopted on February 25, 2004)
Role
      The Audit Committee of the Board of Directors (the Committee”) assists the Board of Directors (the “Board”) in fulfilling its responsibility for oversight of the quality and integrity of the accounting and reporting practices of Greenfield Online (the “Company”), the qualifications and independence of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “Independent Auditor”), performance of the internal auditor and the Company’s internal audit function, and such other duties as directed by the Board. The Committee’s role includes discussing with the Company’s management (the “Management”) processes to manage financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee has sole authority over the appointment and replacement of the Independent Auditor and is directly responsible for compensation, and oversight of the Independent Auditor.
Membership
      The membership of the Committee consists of at least three directors (the “Members”). Each Member shall meet the experience requirements of the listing standards of the NASDAQ Stock Market and applicable laws and regulations. Each Member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a Member’s independence, including SEC Rule 10A-3. Members will not serve simultaneously on the audit committees of more than two other companies traded on any U.S. financial market. The Board shall appoint the chairperson. At least one Member of the Committee will be an “audit committee financial expert” as set forth in Item 401(h) of Regulation S-K. All Members will be financially literate as required by Nasdaq Rule 4350(d)(2)(A)(iv).
Operations
      The Committee shall meet at least once each calendar quarter. Additional meetings may occur as the Committee or its chairperson may deem advisable. The Committee will keep adequate minutes of all its proceedings, and will report its actions to the Board. Committee Members will be furnished with copies of the minutes of each meeting and all actions taken by unanimous consent. The Committee will be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure which may not be inconsistent with (a) any provision hereof; (b) any provision of the Bylaws of the Corporation, or (c) the laws of the State of Delaware.
Communications/ Reporting
      The Independent Auditor shall report directly to the Committee. The Committee will maintain independent and forthright communication with the Independent Auditor, the Company’s internal auditors, and Management. This communication will include periodic executive sessions with each of these parties.
Education
      The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority
      The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel, other experts and consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company.
Responsibilities
      The Committee’s specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Calendar. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered to be an addendum to this Charter. The Committee will review and reassess the adequacy of this Charter annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices and recommend any proposed changes to the Board.
      The Committee shall rely on the expertise and knowledge of Management, the internal auditors and the Independent Auditor in carrying out its oversight responsibilities. Management is responsible for determining that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The Independent Auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls.
Audit Committee Meetings

When Performed

Responsibility		Q1	Q2	Q3	Q4	As Needed

1.	The Committee will perform such functions as assigned by law, the Company’s charter or bylaws, or the Board					X

2.	The Committee will have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee will have the authority, as it deems necessary or appropriate, to retain independent legal, accounting and other advisors.					X

3.	The Committee will meet quarterly or more frequently as circumstances require. The Committee may ask members of Management or others to attend meetings and provide pertinent information as necessary.					X

4.	The agenda for Committee meetings will be prepared in consultation between the Committee chairperson (with input from the Committee members), Management, and the Independent Auditor.	X	X	X	X	X

5.	The Committee will provide an open avenue of communication between the Independent Auditor, Management and the Board. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.					X

6.	The Committee will review and update the Audit Committee Charter and Responsibilities Calendar annually.	X

7.	The Committee will provide a report in the annual proxy that includes the Committee’s review and discussion of matters with Management and the Independent Auditor.			X

8.	The Committee will include a copy of the Committee Charter as an appendix to the proxy statement at least once every three years.					X

When Performed

Responsibility		Q1	Q2	Q3	Q4	As Needed

9.	The Committee will appoint the Independent Auditor and approve the terms under which the Independent Auditor is engaged. .	X

10.	The Committee will provide oversight of the Independent Auditor and resolve any disagreements between Management and the Independent Auditor about financial reporting.	X	X	X	X

11.	The Committee will establish and oversee a policy designating permissible services that the Independent Auditor may perform for the Company and provide for pre-approval of those services by the Committee, subject to the de minimis exceptions permitted under applicable rules.	X	X	X	X	X

12.	The Committee will review and approve the appointment or change in the Independent Auditor.					X

13.	The Committee will confirm annually the independence of the Independent Auditor, and quarterly review the firm’s non-audit services and related fees. [Note: Nasdaq 4350(d)(1)(B) requires that it is the AC’s responsibility to receive a formal written statement from the outside auditor that lists all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1]			X

14.	The Committee will verify that it consists of a minimum of three Members who are financially literate, including at least one member who is an “audit committee financial expert”.				X

15.	The Committee will review the independence of each Committee Member based on NASDAQ and SEC rules.				X

16.	The Committee will inquire of Management and the Independent Auditor about significant risks or exposures and assess the steps Management has taken to minimize such risk to the Company.					X

17.	The Committee will review with the Independent Auditor and Management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the Independent Auditor of the Company.	X				X

18.	The Committee will consider and review with Management and the Independent Auditor:

	a. The Company’s annual assessment of the effectiveness of its internal control over financial reporting and the Independent Auditor’s attestation and report about the Company’s assessment. (Effective beginning fiscal year 2005).			X

19.	The Committee will review with Management any significant changes to GAAP policies or standards.	X	X	X	X

20.	The Committee will review with Management and the Independent Auditor at the completion of the annual audit:

	a. The Company’s annual financial statements and related footnotes.	X				X

	b. The Independent Auditor’s audit of the financial statements and its report thereon.	X				X

	c. Any significant changes required in the Independent Auditor’s audit plan.	X				X

When Performed

Responsibility		Q1	Q2	Q3	Q4	As Needed

	d. Any serious difficulties or disputes with Management encountered during the course of the audit, including any restrictions on the scope of their work or access to required information.	X				X

	e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted standards.	X				X

21.	The Committee will review with Management and the Independent Auditor, at least annually, the Company’s critical accounting policies.	X				X

22.	The Committee will review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company’s business.				X

23.	The Chairperson of the Audit Committee will participate in a telephonic meeting among Management and the Independent Auditor prior to earnings releases.	X	X	X	X

24.	The Committee will review the periodic reports of the Company with Management prior to filing of the reports with the SEC.	X	X	X	X

25.	The Committee will, in connection with each periodic report of the Company, review:

	a. Management’s disclosure to the Committee and the Independent Auditor under Section 302 and 906 of the Sarbanes Oxley Act.	X	X	X	X

	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.	X	X	X	X

26.	The Committee will monitor the appropriate standards adopted as a code of conduct for the Company.				X	X

27.	The Committee will review with the General Counsel legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.	X	X	X	X

28.	The Committee will develop and oversee procedures for(i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters.				X	X

29.	The Committee will meet with the Independent Auditor in executive sessions to discuss any matters that the Committee or the Independent Auditor believe should be discussed privately.	X				X

30.	The Committee will meet with Management in executive sessions to discuss any matters that the Committee or Management believe should be discussed privately.					X

Appendix B
GREENFIELD ONLINE, INC.
GOVERNANCE AND NOMINATING COMMITTEE CHARTER
(as adopted February 25, 2004)
Role
      The Governance and Nominating Committee’s (the “Committee”) role is to determine the slate of director nominees for election to the Greenfield Online, Inc., (the “Company”) Board of Directors (the “Board”), to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review, evaluate and recommend changes to the Company’s Corporate Governance Guidelines.
Membership
      The membership of the Committee consists of at least three directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence, specifically, the standards for independence set forth in Nasdaq Rule 4200(a)(14). The Board appoints the chairperson.
Operations
      The Committee meets at least twice a year. Additional meetings may occur as the Committee or its chair deems advisable to perform the Committee’s responsibilities. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Governance and Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the State of Delaware.
Authority
      The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.
Responsibilities
      Subject to the provisions of the Corporate Governance Guidelines, the principal responsibilities and functions of the Governance and Nominating Committee are as follows:

•	Establish and oversee the process for identifying and evaluating nominees for directors, including nominees recommended by shareholders; including the process regarding how candidates are identified, if candidates may be identified by shareholders, whether or not self-nominations are excluded, the timing requirements for nomination, the process for background information evaluation and vetting, and any other requirements determined by the Committee.

•	Establish the specific, minimum qualifications that must be met for a candidate to be considered. Such requirements will include a review of the need for potential candidates to serve on committees of the

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Board, independence, financial expertise, relevant industry expertise, or any other qualitative or qualitative requirements as determined by the Committee.

•	Engage consultants as necessary in the opinion of the Committee to assist in identifying and evaluating nominees.

•	Establish the process via which shareholders may communicate with the Board, including name, address and other contact information of the recipient of communications, screening criteria and appropriate Board members to receive the communications.

•	Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s shareholders.

•	Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

•	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors

•	Assist in identifying, interviewing and recruiting candidates for the Board.

•	Annually review the composition of each committee and present recommendations for committee memberships to the Board as needed.

•	Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

•	Regularly review and make recommendations about changes to the charter of the Governance and Nominating Committee.

•	Periodically review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

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Appendix C
GREENFIELD ONLINE, INC.
COMPENSATION COMMITTEE CHARTER
(as adopted February 25, 2004)
Role
      The Compensation Committee’s (the “Committee”) role is to discharge the Board of Director’s (the “Board”) responsibilities relating to compensation of the Greenfield Online, Inc’s, (the “Company”) executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.
Membership
      The membership of the Committee consists of at least three and no more than five directors, each of whom is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member’s independence, specifically, the standards for independence set forth Nasdaq Rule 4200(a)(14). The Board appoints the chairperson.
Operations
      The Committee meets at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable to perform the Committee’s responsibilities. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Compensation Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.
Authority
      The Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.
Responsibilities
      Subject to the provisions of the Greenfield Online Corporate Governance Guidelines, the principal responsibilities and functions of the Compensation Committee are as follow:

•	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) to align the interest of key leadership with the long-term interests of the Company’s shareholders.

•	Review trends in management compensation, oversee the development of new compensation plans and, when necessary, approve the revision of existing plans.

•	Review the performance of executive management.

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•	Review and approve Chairman and CEO goals and objectives, evaluate Chairman and CEO performance in light of these corporate objectives, and set Chairman and CEO compensation levels consistent with company philosophy. The Nominating and Governance Committee’s CEO evaluation will be considered in setting CEO salary and other compensation.

•	Approve the salaries, bonus and other compensation for all corporate officers at the level of corporate vice president and above and recommend the aggregate amount of all such salaries and bonuses to the Board for approval. With respect to the Chairman and the Chief Executive Officer, the Committee will recommend appropriate salary, bonus and other compensation to the Board for approval. The CEO may not be present during voting or deliberations on the CEO’s compensation. [See Nasdaq Rule 4350(c)(3)(A).]

•	Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

•	Review and approve the awards made under any executive officer bonus plan, and provide an appropriate report to the Board.

•	Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

•	Review and make recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

•	Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

•	Produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

•	Annually evaluate the Committee’s performance and this Charter.

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Appendix D
Greenfield Online, Inc.
2004 Equity Incentive Plan
As approved by the Board of Directors
on April 1, 2004 and Greenfield Online’s
Stockholders on April 1, 2004

1.	Purposes.
      (a) General Purpose. The Company, by means of the Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company, its parents and subsidiaries.
      (b) Available Stock Awards. The purpose of the Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) restricted stock grants, and (v) Stock Appreciation Rights.

2.	Definitions.
      (a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
      (b) “Board” means the Board of Directors of the Company.
      (c) “Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
      (d) “Code” means the Internal Revenue Code of 1986, as amended.
      (e) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).
      (f) “Common Stock” means the common stock of the Company.
      (g) “Company” means Greenfield Online, Inc., a Delaware corporation.
      (h) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.
      (i) “Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated. With respect to Directors or Consultants, Continuous Service means service with the Company, or a parent or subsidiary of the Company (as those terms are defined under Rule 405 of Regulation C promulgated under the Securities Act), whether as a Director or Consultant, that is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
      (j) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
      (k) “Director” means a member of the Board of Directors of the Company.
      (l) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.
      (m) “Eligible Recipient” means any Employee, Director or Consultant of the Company or any Employee, Director or Consultant of a parent or subsidiary of the Company, as those terms are defined under Rule 405 of Regulation C promulgated under the Securities Act.
      (n) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
      (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended
      (p) “Executive Officer” means an executive officer within the meaning of NASD Rule 4350(c), or any successor rule, as in effect from time to time.
      (q) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sale was reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
      (r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
      (s) “Independent Director” means an independent director as defined in NASD Rule 4200(a)(15), or any successor rule, as in effect from time to time.
      (t) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
      (u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
      (v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      (w) “Option” means a stock option granted pursuant to Section 6 of the Plan.

      (x) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
      (y) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
      (z) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
      (aa) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
      (bb) “Plan” means this 2004 Equity Incentive Plan, as amended from time to time.
      (cc) “Regulation S-K” means Regulation S-K promulgated pursuant to the Securities Act, as in effect from time to time.
      (dd) “Repurchase Blackout Period” means six (6) months from the date the Common Stock relating to a Stock Award is issued to the Participant or, in the case of a Stock Award with vesting restrictions, six (6) months from the vesting date or, in any case, such longer or shorter period of time as required to avoid a variable charge to earnings for financial accounting purposes.
      (ee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
      (ff) “Securities Act” means the Securities Act of 1933, as amended.
      (gg) “Stock Appreciation Right” means the right to receive appreciation in the Common Stock pursuant to the provisions of Section 7(c) of the Plan.
      (hh) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus, a stock appreciation right and restricted stock grant.
      (ii) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
      (jj) “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	Administration.
      (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
      (b) Powers of Board. The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 13.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

      (c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee of two (2) or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director. If administration is delegated to such a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to be to the Committee or subcommittee, as appropriate), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, only a Committee may grant Stock Awards to (i) senior executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Employees that are “covered employees” within the meaning of Section 162(m) and the regulations promulgated thereunder, or (iii) the chief executive officer or any other Executive Officer. The Board may abolish the Committee, or any subcommittee, at any time and revest in the Board the administration of the Plan.
      (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.
      (a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 11,000,000 plus the 1999 Plan Shares (as defined below), but in no event will the aggregate number of such shares exceed ten (10) percent (%) of the Company’s outstanding capital stock at the time of its initial public offering on a Fully Diluted Basis. Fully Diluted Basis shall mean the total number of shares of Common Stock assuming the exercise or conversion of all outstanding options, warrants or other securities convertible into or exchangeable for Common Stock.. The shares that may be issuable under incentive stock options shall be limited to the above maximum number of shares reserved under the Plan.
      (b) Reversion of Shares to the Share Reserve. If any Stock Award granted under the Plan or under the Company’s Amended and Restated 1999 Stock Option Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award granted under the Plan or under the Company’s Amended and Restated 1999 Stock Option Plan are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the shares of Common Stock not acquired under such Stock Award (the “1999 Plan Shares”), shall become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes, then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the

Participant, then the number of such tendered shares shall revert to and again become available for issuance under the Plan.
      (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.
      (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Eligible Recipients.
      (b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
      (c) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions. Form S-8 generally is available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.
      (d) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Board, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Award granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of shares reserved for the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Stock Award is made, that it deems advisable to obtain approval or comply with any applicable foreign laws.

6.	Option Provisions.
      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of Nonstatutory Stock Options shall be determined by the Board. However, the exercise price of each Nonstatutory Stock Option that is intended to qualify as performance-based compensation within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Code shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Common Stock, (B) according to a deferred payment or other similar arrangement with the Optionholder, (C) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, or (D) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i) Extension of Termination Date. Except with respect to Incentive Stock Options, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a), or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k) Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. The early purchase of any unvested shares of Common Stock will be pursuant to an Early Exercise Stock Purchase Agreement which may provide for a repurchase option in favor of the Company and other restrictions the Board determines to be appropriate. Any repurchase option so provided for will be subject to the repurchase provisions set forth in Section 11(g) herein.

(m) Re-Load Options.

(i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option Agreement, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(ii) Any such Re-Load Option shall (i) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option, (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option, and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.
      Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 11(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and shall be subject to such other terms and conditions as the Board may determine that are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.	Provisions of Stock Awards other than Options.
      (a) Stock Bonus Awards. Grants of stock bonus awards shall be pursuant to stock bonus agreements. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A stock bonus may be awarded in consideration for past services rendered to the Company or an Affiliate for its benefit.

(ii) Vesting; Right of Repurchase. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. Such repurchase option is subject to the repurchase provisions set forth in Section 11(g).

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement. In such event, the Company shall not reaquire the Common Stock until after the Repurchase Blackout Period.

(iv) Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.
      (b) Restricted Stock Awards. Grants of restricted stock shall be pursuant to restricted stock purchase agreements. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase, (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant, (iii) through services rendered or to be rendered to the Company, or (iv) in any other form of legal consideration that may be acceptable to the Board in its discretion.

(iii) Vesting; Right of Repurchase. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. Such repurchase option is subject to the repurchase provisions set forth in Section 11(g).
      (iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.
      (v) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.
      (c) Stock Appreciation Rights. Stock Appreciation Right agreements shall be in such form and shall contain such terms and conditions, as the Board shall deem appropriate. The Board may grant Stock Appreciation Rights in connection with all or any part of an Option to a Participant or in a stand-alone grant. The terms and conditions of Stock Appreciation Right agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Rights agreements need not be identical, but each Stock Appreciation Right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Calculation of Appreciation. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Committee at the time of grant of the Stock Appreciation Right (which amount, in the case of Stock Appreciation Rights intended to qualify as performance-based compensation within the meaning of the Treasury Regulations under Section 162(m) of the Code, shall be not less than the Fair Market Value of such shares of Common Stock at the time of grant of the Common Stock equivalents).

(ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it deems appropriate.

(iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Rights agreement evidencing such Right.

(iv) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v) Termination of Continuous Service. If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

(vi) Stock Appreciation Rights Granted in Connection with Options. With respect to Stock Appreciation Rights that are granted in connection with Options, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.

8.	Covenants of the Company.
      (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.
      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	Use of Proceeds from Stock.
      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	Effective Date of Plan.
      The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

11.	Miscellaneous.
      (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.
      (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.
      (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
      (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) Maximum Award Amounts. In no event shall a Participant receive a Stock Award or Stock Awards during any one (1) calendar year covering in the aggregate more than [          ] shares of Common Stock.
      (f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
      (g) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered shares of Common Stock.
      (h) Repurchase Provisions. The Company shall exercise any repurchase option specified in the Stock Award by giving the holder of the Stock Award written notice of intent to exercise the repurchase option. Payment may be cash or cancellation of purchase money indebtedness for the Common Stock. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.
      (i) Golden Parachute Taxes. In the event that any amounts paid or deemed paid to a Participant under the Plan are deemed to constitute “excess parachute payments” as defined in Section 280G of the Code (taking into account any other payments made under the Plan and any other compensation paid or deemed paid to a Participant), or if any Participant is deemed to receive an “excess parachute payment” by reason of his or her vesting of Options pursuant to Section 12(c) herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 12(c) shall not act to vest options to such Participant), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.
      (j) Plan Unfunded. The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Stock Award under the Plan.

12.	Adjustments upon Changes in Stock.
      (a) Capitalization Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares of the Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may, in its sole discretion, adjust the number and class of Common Stock that may be delivered under the Plan and/or the number, class, and price of Common Stock covered by each outstanding Stock Award.
      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Award will terminate immediately prior to the consummation of such proposed action.
      (c) Change in Control. In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(c)) for those outstanding under the Plan, or (2) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the time during which such Stock Awards may be exercised automatically will be accelerated and become fully vested and exercisable immediately prior to the consummation of such transaction, and the Stock Awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.
      (d) No Limitations. The grant of Stock Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.	Amendment of the Plan and Stock Awards.
      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the applicable requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements. For purposes of clarity, any increase in the number of shares reserved for issuance hereunder in accordance with the provisions of Section 4(a) hereof shall not be deemed to be an amendment to the Plan.
      (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
      (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.
      (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.
      (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.	Termination or Suspension of the Plan.
      (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
      (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.	Choice of Law.
      The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
GREENFIELD ONLINE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

to be held May 10, 2005

     The undersigned hereby appoints DEAN A. WILTSE and ROBERT E. BIES, and each of them, with full power of substitution to each, as attorneys and proxies of the undersigned, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Greenfield Online, Inc. (the “Company”) to be held at the Hyatt Regency Greenwich, 1800 E Putnam Ave, Old Greenwich, CT 06870 on May 10, 2005 at 9:00 a.m. local time, and at any adjournment or postponement thereof, upon and in respect of the following matters, and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     The undersigned hereby acknowledges receipt of a copy of the Company’s 2004 Annual Report and Notice of Annual Meeting and Proxy Statement relating to such Annual Meeting. The undersigned revokes all proxies heretofore given for said Annual Meeting and any adjournment or postponement thereof.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

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			With-	For All
		For	hold	Except
1.	To elect two directors for a three-year term ending in 2008. NOMINEES: 01 Lise J. Buyer 02 Charles W. Stryker	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm.	☐	☐	☐
3.	To approve the amendment of the 2004 Equity Incentive Plan to increase the number of shares reserved under the plan.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no direction is made, the proxy will be voted “FOR” the election of all nominees and “FOR” proposals 2 and 3. In their discretion, the proxies are authorized to vote on such other matters as may come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING REVOCATION TO THE CORPORATE SECRETARY OF THE COMPANY, BY SUBMITTING A DULY EXECUTED PROXY WITH A LATER DATE, BY DELIVERING A WRITTEN REQUEST IN PERSON TO RETURN THIS EXECUTED PROXY, OR BY ATTENDING AND VOTING AT THE ANNUAL MEETING (ALTHOUGH ATTENDANCE AT THE MEETING ALONE WILL NOT REVOKE YOUR PROXY).

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.	———▶	☐

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON(S) SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES INDICATED, “FOR” PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY AND ALL OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.

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é Detach above card, sign, date and mail in postage paid envelope provided. é
GREENFIELD ONLINE, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NAMED DIRECTOR NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP, AND FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THIS PROXY. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.